PROSPECTUS
November 1, 1996

                     INVESCO INDUSTRIAL INCOME FUND, INC.

      INVESCO Industrial Income Fund, Inc. (the "Fund") is actively managed to seek the best possible current income, while following sound investment practices. Capital growth potential is an additional consideration in the selection of portfolio securities. The Fund normally invests at least 65% of its total assets in dividend-paying common stocks. Up to 10% of the Fund's total assets may be invested in equity securities that do not pay regular dividends. The remaining assets are invested in other income-producing securities, such as corporate bonds. The Fund also has the flexibility to invest in other types of securities.

      This prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information containing further information about the Fund, dated November 1, 1996, has been filed with the Securities and Exchange Commission, and is incorporated by reference into this prospectus. To obtain a free copy, write to INVESCO Funds Group, Inc., P.O. Box 173706, Denver, Colorado 80217-3706; or call 1-800-525-8085.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER FINANCIAL INSTITUTION. THE SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

TABLE OF CONTENTS
                                                                            Page


ESSENTIAL INFORMATION....................................................  ^ 2

ANNUAL FUND EXPENSES.....................................................  ^ 3

FINANCIAL HIGHLIGHTS...................................................... ^ 4

INVESTMENT OBJECTIVE AND STRATEGY......................................... ^ 5

INVESTMENT POLICIES AND RISKS............................................. ^ 5

THE FUND AND ITS MANAGEMENT............................................... ^ 7

FUND PRICE AND PERFORMANCE................................................ ^ 9

HOW TO BUY SHARES........................................................ ^ 10

FUND SERVICES............................................................ ^ 12

HOW TO SELL SHARES....................................................... ^ 12

TAXES, DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS......................... ^ 14

ADDITIONAL INFORMATION................................................... ^ 14

ESSENTIAL INFORMATION




      Investment Goal And Strategy. INVESCO Industrial Income Fund, Inc. is a diversified mutual fund that seeks the best possible current income, while following sound investment practices, with the added potential for capital appreciation. It invests primarily in dividend-paying common stocks of U.S. companies traded on national securities exchanges or over-the-counter. The Fund also may invest in equity securities that do not pay regular dividends and other income-producing securities, such as corporate bonds. There is no guarantee that the Fund will meet its objective. See "Investment Objective And Strategy."

      Designed For: Investors primarily seeking current income, but who do not wish to sacrifice the potential for capital growth over the long term. While not a complete investment program, the Fund may be a valuable element of your investment portfolio. You also may wish to consider the Fund as part of a Uniform ^ Gift/Transfer To Minors Account or systematic investing strategy. The Fund may be a suitable investment for many types of retirement programs, including the IRA, SEP-IRA, SARSEP, 401(k), Profit Sharing, Money Purchase Pension, and 403(b) plans.


     Time Horizon. Stock and bond prices fluctuate on a daily basis, and the Fund's price per share therefore varies daily. Potential shareholders should consider this a long-term investment.

      Risks. The Fund generally uses a moderate investment strategy, but may hold securities rated below investment grade and foreign debt securities, and may experience relatively rapid portfolio turnover. The Fund's investments in debt securities are subject to credit risk and market risk, both of which are increased by investing in lower rated securities. The returns on foreign investments may be influenced by the risks of investing overseas. Rapid portfolio turnover may result in higher brokerage commissions and the acceleration of taxable capital gains. These policies make the Fund unsuitable for that portion of your savings dedicated to preservation of capital over the short-term. See "Investment Objective and Strategy" and "Investment Policies and Risks."

     Organization and Management. The Fund is owned by its shareholders. It employs INVESCO Funds Group, Inc. ("IFG") (founded in 1932) to serve as investment adviser, administrator, distributor, and transfer agent; and INVESCO Trust Company ("INVESCO Trust") (founded in 1969) as sub-adviser.

     The Fund's investments are selected by two experienced INVESCO portfolio managers: INVESCO senior vice presidents Charles Mayer, who has 26 years of investment experience, and Donovan J. (Jerry) Paul, with 20 years of experience. A Chartered Financial Analyst, Mr. Mayer earned his MBA from St. John's University and a BA from St. Peter's College. Mr. Paul holds an MBA from the University of Northern Iowa and a BBA from the University of Iowa; he is both a
Chartered   Financial   Analyst   and   Certified   Public   Accountant.   See
"The Fund And Its Management."

      IFG and INVESCO Trust are part of a global firm that managed approximately $90 billion as of June 30, 1996. The parent company, INVESCO PLC, is based in London, with money managers located in Europe, North America, and the Far East.

      This Fund offers all of the following services at no charge:
      -----------------------------------------------------------
      Telephone purchases
      Telephone exchanges
      Telephone redemptions
      Automatic reinvestment of distributions
      Regular investment plans, such as EasiVest (the   Fund's
      automatic monthly investment program), Direct Payroll
      Purchase, and Automatic Monthly Exchange)
      Periodic withdrawal plans

See "How To Buy Shares" and "How To Sell Shares."

     Minimum Initial Investment: $1,000, which is waived for regular investment plans, including EasiVest and Direct Payroll Purchase, and certain retirement plans.

      Minimum   Subsequent   Investment:   $50   (Minimums   are   lower   for
certain retirement plans.)

ANNUAL FUND EXPENSES

     The Fund is no-load; there are no fees to purchase, exchange or redeem shares. The Fund, however, is authorized to pay a Rule 12b-1 distribution fee of one quarter of one percent of the Fund's average net assets each year. (See "How To Buy Shares --Distribution Expenses.")

      Like any company, the Fund has operating expenses -- such as portfolio management, accounting, shareholder servicing, maintenance of shareholder accounts, and other expenses. These expenses are paid from the Fund's assets. Lower expenses therefore benefit investors by increasing the Fund's total return.

      We calculate annual operating expenses as a percentage of the Fund's average annual net assets. To share economies of scale and to keep expenses competitive, the Fund's Manager has voluntarily reduced the management fees on the Fund's daily net assets over $2 billion.

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fee (after expense limitation)(1)                           0.48%
12b-1 Fees                                                             0.25%
Other Expenses(2)                                                      0.20%
Total Fund Operating Expenses
      (after expense limitation)(1)(2)                                 0.93%

(1) Under a voluntary expense limitation agreed to by IFG, the management fee paid by the Fund has been reduced to an annual rate of 0.45% on daily net assets over $2 billion, and to an annual rate of 0.40% on daily net assets over $4 billion. In the absence of the voluntary expense limitation, the Fund's "Management Fee" and "Total Fund Operating Expenses" would have been 0.51% and 0.96%, respectively, based on the Fund's actual expenses for the fiscal year ended June 30, 1996.


(2) It should be noted that the Fund's actual total operating expenses were lower than the figures shown, because the Fund's custodian fees and pricing expenses were reduced under an expense offset ^ arrangement. However, as a result of an SEC requirement for mutual funds to state their total operating expenses without crediting any such expense offset arrangement, the figures shown above do not reflect these reductions. In comparing expenses for different years, please note that the ratios of Expenses to Average Net Assets shown under "Financial Highlights" do reflect any reductions for periods prior to the fiscal year ended June 30, 1995.


Example


      A shareholder would pay the following expenses on a $1,000 investment for the periods shown, assuming a hypothetical 5% annual return and redemption at the end of each time period. (Of course, actual operating expenses are paid from the Fund's assets ^ and are deducted from the amount of income available for distribution to shareholders; they are not charged directly to shareholder accounts.)


            1 Year      3 Years     5 Years     10 Years
            $10         $30         $52         $115

      The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. The example should not be considered a representation of past or future performance or expenses, and actual annual returns and expenses may be greater or less than those shown. For more information on the Fund's expenses, see "The Fund and Its Management" and "How to Buy Shares -- Distribution Expenses."



 ^ Because the Fund pays a distribution fee, investors who own Fund shares for a long period of time may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.

FINANCIAL HIGHLIGHTS
(For a Fund Share Outstanding Throughout Each Period)


      The following information has been audited by Price Waterhouse LLP, independent accountants. This information should be read in conjunction with the audited financial statements and the independent accountant's report thereon appearing in the Fund's 1996 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. Both are available without charge by contacting IFG at the address or telephone number on the cover of this prospectus. The Annual Report also contains more information about the Fund's performance.



INVESCO Industrial Income Fund, Inc
Financial Highlights
(For a Fund Share Outstanding throughout Each Period)


                                                                        Year Ended June 30,
                      --------  --------   --------  --------    -------   -------    -------   -------    -------   -------
                          1996      1995       1994      1993       1992      1991       1990      1989       1988      1987


PER SHARE DATA
Net Asset Value --
  Beginning of
  Period                $11.92    $11.32     $11.53    $10.67      $9.74     $9.39      $8.88     $7.98      $8.85     $9.10
                      --------  --------   --------  --------    -------   -------    -------   -------    -------   -------
INCOME FROM
  INVESTMENT
  OPERATIONS
Net Investment
  Income                  0.41      0.42       0.36      0.31       0.28      0.36       0.38      0.42       0.35      0.34
Net Gains or
  (Losses)
  on Securities
  (Both Realized
  and Unrealized)         1.53      1.14       0.02      1.33       1.38      0.81       1.43      1.01     (0.51)      0.83
                      --------  --------   --------  --------    -------   -------    -------   -------    -------   -------
Total from
  Investment
  Operations              1.94      1.56       0.38      1.64       1.66      1.17       1.81      1.43     (0.16)      1.17
                      --------  --------   --------  --------    -------   -------    -------   -------    -------   -------






LESS DISTRIBUTIONS
Dividends from
  Net Investment
  Income                  0.41      0.42       0.36      0.32       0.29      0.34       0.40      0.39       0.36      0.36
In Excess of Net
  Investment

  Income                  0.00      0.00       0.11    ^ 0.00       0.00      0.00       0.00      0.00       0.00      0.00
Distributions

  from Capital
  Gains                   0.24      0.54       0.12      0.46       0.44      0.48       0.90      0.14       0.35      1.06
                      --------  --------   --------  --------    -------   -------    -------   -------    -------   -------
Total
  Distributions           0.65      0.96       0.59      0.78       0.73      0.82       1.30      0.53       0.71      1.42
                      --------  --------   --------  --------    -------   -------    -------   -------    -------   -------
Net Asset Value --
  End of Period         $13.21    $11.92     $11.32    $11.53     $10.67    $ 9.74     $ 9.39    $ 8.88     $ 7.98    $ 8.85
                      ========  ========   ========  ========    =======   =======    =======   =======    =======   =======

TOTAL RETURN            16.54%    14.79%      3.24%    15.66%     17.04%    13.06%     21.08%    18.45%    (1.21%)    14.29%
                      --------  --------   --------  --------    -------   -------    -------   -------    -------   -------
RATIOS
Net Assets --
  End of Period
  ($000 Omitted)    $4,170,536$4,009,609 $3,913,322$3,412,527 $2,092,955  $881,226   $572,373  $399,538   $380,978  $451,332
                      --------  --------  ---------  --------    -------   -------    -------   -------    -------   -------
Ratio of
  Expenses to
  Average Net
  Assets#               0.93%@     0.94%      0.92%     0.96%      0.98%     0.94%      0.76%     0.78%      0.78%     0.74%
Ratio of Net
  Investment
  Income to
  Average Net
  Assets#                3.17%     3.61%      3.11%     2.94%      2.75%     3.92%      4.14%     5.08%      4.29%     3.96%
Portfolio
  Turnover Rate            63%       54%        56%      121%       119%      104%       132%      124%       148%      195%


# Various expenses of the Fund were voluntarily absorbed by IFG for the years ended June 30, 1996, 1995, 1994 and 1993. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.96%, 0.97%, 0.95% and 0.98%, respectively, and ratio of net investment income to average net assets would have been 3.14%, 3.58%, 3.08% and 2.92%, respectively.

@ Ratio is based on Total Expenses of the Fund, less expenses absorbed by Investment Adviser, which is before any expense offset arrangements.

INVESTMENT OBJECTIVE AND STRATEGY

      The Fund seeks the best possible current income while following sound investment practices. This investment objective is fundamental and cannot be changed without the approval of the Fund's shareholders. Capital growth potential is an additional consideration in the selection of portfolio securities. The Fund normally invests at least 65% of its total assets in dividend-paying common stocks. Up to 10% of the Fund's total assets may be invested in equity securities that do not pay regular dividends. The remaining assets are invested in other income-producing securities, such as corporate bonds. The Fund also has the flexibility to invest in preferred stocks and convertible bonds. There is no maximum limit on the amount of equity or debt securities in which the Fund may invest. There is no assurance that the Fund's investment objective will be met.

      The   Fund's   investments   in  equity   securities   are   limited  to
those that are readily marketable in the United States. These securities include American Depository Receipts ("ADRs"), which represent shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets.

      The Fund's investment portfolio is actively traded. Economic conditions and market circumstances vary from day to day; securities may be bought and sold relatively frequently as their suitability for the Fund's portfolio changes. This policy may result in increased brokerage commissions and acceleration of capital gains which are taxable when distributed to shareholders. The Statement of Additional Information includes an expanded discussion of the Fund's portfolio turnover rate, its brokerage practices and certain federal income tax matters.

      When we believe market or economic conditions are adverse, the Fund may assume a defensive position -- that is, temporarily invest up to 100% of its assets in high quality corporate bonds, notes or U.S. government obligations, or money market instruments such as commercial paper or repurchase agreements, seeking to protect its assets until conditions stabilize.

INVESTMENT POLICIES AND RISKS


      Investors generally should expect to see their price per share vary with movements in the stock market, changes in economic conditions and other factors. The Fund invests in many different companies in a variety of industries; this diversification reduces the Fund's overall exposure to investment and market risks^ but cannot eliminate these risks.


      Debt   Securities.   When  we  assess  an   issuer's   ability  to  meet
its  interest  rate   obligations   and  repay  its  debt  when  due,  we  are
referring   to  "credit   risk."   Debt   obligations   are  rated   based  on
their estimated credit risk by independent services such as Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ^ ("Moody's"). "Market risk" refers to sensitivity to changes in interest rates: For instance, when interest rates go up, the market value of a previously issued bond generally declines; on the other hand, when interest rates go down, bonds generally see their prices increase.

      The lower a bond's quality, the more it is subject to credit risk and market risk, and the more speculative it becomes. This is also true of most unrated debt securities. Therefore, the Fund does not invest in obligations it believes to be highly speculative. Corporate bonds rated AAA, AA, A or BBB by S&P or Aaa, Aa, A or Baa by Moody's ("investment grade") enjoy strong to adequate capacity to pay principal and interest. No more than 15% of total assets may be invested in issues rated below investment grade quality (commonly called "junk bonds^" and rated BB or below by S&P or Ba or below by Moody's); these include issues which are of poorer quality and may have some speculative characteristics, according to the ratings services. Never, under any circumstances, does the Fund invest in bonds rated below CCC or Caa by S&P and Moody's, respectively. Bonds rated CCC or Caa may be in default or there may be present elements of danger with respect to payment of principal or interest. While ^ the Fund's adviser and sub-adviser (collectively, "Fund Management") continuously monitors all of the debt securities in the Fund's portfolio for the issuer's ability to make required principal and interest payments and other quality factors, it may retain a bond whose rating is changed to one below the minimum rating required for purchase of the security. For more information on debt securities and the foregoing corporate bond rating categories, see the Statement of Additional Information.

      For the fiscal year ended June 30, 1996, the following percentages of the Fund's total assets were invested in corporate bonds rated investment grade ^ by S&P or ^ Moody's ^ at the time they were purchased: AAA--0.00%; AA--0.23%; A--0.53%; and BBB-- 1.58%, and the following percentages were invested in corporate bonds rated below investment grade at the time of purchase: BB-- 4.85%; B--4.23%; CCC--0.10%; and D--0.00%. Finally, 0.09% of total assets were invested in unrated corporate bonds. All of these percentages were determined on a dollar-weighted basis, calculated by averaging the Fund's month-end portfolio holdings during the fiscal year. Keep in mind that the Fund's holdings are actively traded, and bond ratings are occasionally adjusted by ratings services, so these figures do not represent the Fund's actual holdings or quality ratings as of June 30, 1996.


      The Fund's investments in debt securities may include investments in zero coupon bonds, step-up bonds and asset-backed securities. Zero coupon bonds ("zeros") make no periodic interest payments. Instead, they are sold at a discount from their face value. The buyer of the zero receives the rate of return by the gradual appreciation in the price of the security, which is redeemed at face value at maturity. Step-up bonds initially make no (or low) cash interest payments^ but begin paying interest (or a higher rate of interest) at a fixed time after issuance of the bond. Being extremely responsive to changes in interest rates, the market prices of zeros and step-up bonds may be more volatile than other bonds. The Fund may be required to distribute income recognized on these bonds, even though no cash interest payments may be received, which could reduce the amount of cash available for investment by the Fund. Asset-backed securities generally represent interests in pools of consumer loans and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported, at least in part, by letters of credit or other credit enhancements. The underlying loans are subject to prepayments that may shorten the securities' weighted average life and may lower their returns.


      Foreign Securities. The Fund's investments in debt obligations may include securities issued by foreign governments and foreign corporations. Up to 25% of the Fund's total assets, measured at the time of purchase, may be invested directly in foreign debt securities, provided that all such securities are denominated and pay interest in U.S. dollars (such as Eurobonds and Yankee bonds). Securities of Canadian issuers and ADRs are not subject to this 25% limitation. Investments in foreign debt securities involve certain risks.



     For U.S. investors, the returns on foreign debt securities are influenced not only by the returns on the foreign investments themselves^ but also by currency fluctuations. That is, when the U.S. dollar generally rises against foreign currencies, returns on foreign securities for a U.S. investor may decrease. By contrast, in a period when the U.S. dollar generally declines, those returns may increase. The Fund attempts to minimize these risks by limiting its investments in foreign debt securities to those which are denominated and pay interest in U.S. dollars.


      Other aspects of international investing to consider include:

     -less publicly available information than is generally available about U.S. issuers;

     -differences in accounting, auditing and financial reporting standards;

     -generally higher commission rates on foreign portfolio transactions and longer settlement periods;

      -smaller trading volumes and generally lower liquidity of foreign stock markets, which may cause greater price volatility; and

      -investments  in certain  countries may be subject to foreign  withholding
taxes,   which  may  reduce   dividend   income  or  capital  gains  payable  to
shareholders.

      There is also the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability; potential restrictions on the flow of international capital; and the possibility of the Fund experiencing difficulties in pursuing legal remedies and collecting judgments.

      ADRs are subject to some of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR.


      Rule 144A Securities. The Fund may not purchase securities that are not readily marketable. However, the Fund may purchase certain securities that are not registered for sale to the general public^ but that can be resold to institutional investors ("Rule 144A Securities") if a liquid trading market exists. The Fund's board of directors has delegated to Fund Management the authority to determine the liquidity of Rule 144A Securities pursuant to guidelines approved by the board. In the event that a Rule 144A Security held by the Fund is subsequently determined to be illiquid, the security will be sold as soon as that can be done in an orderly fashion consistent with the best interests of the Fund's shareholders. For more information concerning Rule 144A Securities, see "Investment Policies and Restrictions" in the Statement of Additional Information.


     Securities Lending. The Fund may seek to earn additional income by lending securities to qualified brokers, dealers, banks, or other financial institutions, on a fully collateralized basis. For further information on this policy, see "Investment Policies and Restrictions" in the Statement of Additional Information.

      Repurchase Agreements. The Fund may invest money, for as short a time as overnight, using repurchase agreements ("repos"). With a repo, the Fund buys a debt instrument, agreeing simultaneously to sell it back to the prior owner at an agreed-upon price. The Fund could incur costs or delays in seeking to sell the instrument, if the prior owner defaults on its repurchase obligation. To reduce that risk, the securities that are the subject of the repurchase agreement will be maintained with the Fund's custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest). These agreements are entered into only with member banks of the Federal Reserve System, registered broker-dealers, and registered U.S. government securities dealers that are deemed creditworthy under standards established by the Fund's board of directors.

      For a further discussion of risks associated with an investment in the Fund, see "Investment Policies and Restrictions" and "Investment Practices" in the Statement of Additional Information.

      Investment Restrictions. Certain restrictions, which are set forth in the Statement of Additional Information, may not be altered without the approval of the Fund's shareholders. For example, the Fund limits to 5% the portion of its total assets which may be invested in a single company^ and to 25% the portion that may be invested in any one industry.


THE FUND AND ITS MANAGEMENT


      The Fund is a no-load mutual fund, registered with the Securities and Exchange Commission as a diversified, open-end management investment company. It was incorporated on March 20, 1959, under the laws of Maryland^ and first publicly offered shares on February 1, 1960.

      The Fund's board of directors has responsibility for overall supervision of the Fund^ and reviews the services provided by the adviser and sub-adviser. Under an agreement with the Fund^ INVESCO Funds Group, Inc. ("IFG"), 7800 E. Union Avenue, Denver, Colorado 80237, serves as the Fund's investment manager; it is primarily responsible for providing the Fund with various administrative services. IFG's wholly-owned subsidiary, INVESCO Trust Company ("INVESCO Trust"), is the Fund's sub-adviser and is primarily responsible for managing the Fund's investments. ^


      The following managers share responsibility for the day-to-day management of the Fund's holdings:

     Charles P. Mayer has served as co-portfolio manager for the Fund since 1993, focusing on equity investments. He is also co- portfolio manager of INVESCO Balanced Fund and INVESCO-VIF Industrial Income Portfolio. Mr. Mayer began his investment career in 1969 and is now a senior vice president of INVESCO Trust; from 1993 to 1994, he was a vice president of INVESCO Trust. From 1984 to 1993, he was a portfolio manager with Westinghouse Pension. B.A., St. Peter's College; M.B.A., St. John's University; Chartered Financial Analyst.

      Donovan J. (Jerry) Paul has served as co-portfolio manager for the Fund since 1994, focusing on fixed-income investments. He also is the portfolio manager of INVESCO High Yield Fund, INVESCO Select Income Fund, and INVESCO VIF-High Yield Portfolio, as well as co- portfolio manager of INVESCO Short-Term Bond Fund, INVESCO VIF- Industrial Income Portfolio and INVESCO Balanced Fund. A senior vice president of INVESCO Trust since 1994, he entered the investment management industry in 1976. Mr. Paul's recent career includes these highlights:
From 1989 to 1992, he served as senior vice president and director of fixed-income research, and from 1987 to 1992, as portfolio manager, with Stein, Roe & Farnham Inc. From 1993 to 1994, he was president of Quixote Investment Management, Inc. B.B.A., University of Iowa; M.B.A., University of Northern Iowa; Chartered Financial Analyst; Certified Public Accountant.

      Fund Management permits investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires Fund Management's personnel to conduct their personal investment activities in a manner that Fund Management believes is not detrimental to the Fund or Fund Management's other advisory clients. See the Statement of Additional Information for more detailed information.


      The Fund pays IFG a monthly management fee which is based upon a percentage of the Fund's average net assets determined daily. The management fee is computed at the annual rate of 0.60% on the first $350 million of the Fund's average net assets; 0.55% on the next $350 million of the Fund's average net assets; and 0.50% on the Fund's average net assets over $700 million. Since October 15, 1992, IFG has ^ voluntarily ^ waived that portion of its fee which exceeds 0.45% of the average net assets of the Fund in excess of $2 billion pursuant to a commitment to the Fund. In addition, since October 21, 1993, IFG has ^ voluntarily ^ waived that portion of its fee which exceeds 0.40% of the average net assets of the Fund in excess of $4 billion pursuant to a commitment to the Fund. For the fiscal year ended June 30, 1996, investment advisory fees paid by the Fund amounted to 0.48% of the Fund's average net assets. In the absence of such voluntary expense limitation, the investment advisory fees paid by the Fund for the fiscal year ended June 30, 1996, would have been 0.51% of the Fund's average net assets. Out of this fee, IFG paid an amount equal to 0.20% of the Fund's average net assets to INVESCO Trust as a sub-advisory fee (0.01% after INVESCO Trust's voluntary waiver of a portion of its fee pursuant to a commitment to the Fund). No fee is paid by the Fund to INVESCO Trust.


      Under a Transfer Agency Agreement, IFG acts as registrar, transfer agent, and dividend disbursing agent for the Fund. The Fund pays an annual fee of $20.00 per shareholder account or omnibus account participant for these services. Registered broker-dealers, third party administrators of tax-qualified retirement plans and other entities, including affiliates of IFG, may provide equivalent services to the Fund. In these cases, IFG may pay, out of the fee it receives from the Fund, an annual sub-transfer agency or record-keeping fee to the third party.

      In addition, under an Administrative Services Agreement, IFG handles additional administrative, record-keeping, and internal sub-accounting services for the Fund. For the fiscal year ended June 30, 1996, the Fund paid IFG a fee for these services equal to 0.05% of the Fund's average net assets.

     The Fund's expenses, which are accrued daily, are deducted from total income before dividends are paid. Total expenses of the Fund for the fiscal year ended June 30, 1996, including investment management fees (but excluding brokerage commissions, which are a cost of acquiring securities), amounted to 0.93% (after voluntary absorption of advisory fees by IFG) of the Fund's average net assets. However, in the absence of the voluntary expense limitation discussed above, the total expenses of the Fund for the year ended June 30, 1996, would have been 0.96% of the Fund's average net assets.

      Fund Management places orders for the purchase and sale of portfolio securities with brokers and dealers based upon Fund Management's evaluation of their financial responsibility coupled with their ability to effect transactions at the best available prices. As discussed under "How to Buy Shares -- Distribution Expenses," the Fund may market its shares through intermediary brokers or dealers that have entered into Dealer Agreements with IFG, as the Fund's Distributor. The Fund may place orders for portfolio transactions with qualified ^ broker-dealers which recommend the Fund, or sell shares of the Fund, to clients, or act as agent in the purchase of Fund shares for clients, if Fund Management believes that the quality of the execution of the transaction and level of commission are comparable to those available from other qualified brokerage firms. For further information, see "Investment Practices -- Placement of Portfolio Brokerage" in the Statement of Additional Information.


      The parent company for IFG and INVESCO Trust is INVESCO PLC, a publicly traded holding company whose subsidiaries provide investment services around the world. IFG was established in 1932 and, as of June 30, 1996, managed 14 mutual funds, consisting of 39 separate portfolios, with combined assets of approximately $12.9 billion on behalf of over 826,000 shareholders. INVESCO Trust (founded in 1969) served as adviser or sub-adviser to 45 investment portfolios as of June 30, 1996, including 27 portfolios in the INVESCO group. These 45 portfolios had aggregate assets of approximately $12.0 billion as of June 30, 1996. In addition, INVESCO Trust provides investment management services to private clients, including employee benefit plans that may be invested in a collective trust sponsored by INVESCO Trust.

FUND PRICE AND PERFORMANCE

      Determining Price. The value of your investment in the Fund will vary daily. The price per share is also known as the Net Asset Value ("NAV"). IFG prices the Fund every day that the New York Stock Exchange is open, as of the close of regular trading (normally, 4:00 p.m., New York time). NAV is calculated by adding together the current market value of all of the Fund's assets, including accrued interest and dividends; then subtracting liabilities, including accrued expenses; and finally dividing that dollar amount by the total number of shares outstanding.


      Performance Data. To keep shareholders and potential investors informed, we will occasionally advertise the Fund's total return and yield. Total return figures show the rate of return on a $1,000 investment in the Fund, assuming reinvestment of all dividends and capital gain distributions for one-, five-, and ten-year periods. Cumulative total return shows the actual rate of return on an investment for the period cited; average annual total return represents the average annual percentage change in the value of an investment. Both cumulative and average annual total returns tend to "smooth out" fluctuations in the Fund's investment results, not showing the interim variations in performance over the periods cited. The yield of the Fund ^ is calculated by utilizing the Fund's calculated income, expenses and average outstanding shares for the most recent 30-day or one-month period, dividing it by the month-end net asset value and annualizing the resulting number. More information about the Fund's recent and historical performance is contained in the Fund's Annual Report to Shareholders. You can get a free copy by calling or writing to IFG using the phone number or address on the cover of this prospectus.


      When we quote mutual fund rankings published by Lipper Analytical Services, Inc., we may compare the fund to others in its category of Equity Income Funds, as well as the broad-based Lipper general fund groupings. These rankings allow you to compare the Fund to its peers. Other independent financial media also produce performance- or service-related comparisons, which you may see in our promotional materials. For more information see "Fund Performance" in the Statement of Additional Information.

      Performance figures are based on historical investment results and are not intended to suggest future performance.

HOW TO BUY SHARES


      The ^ chart on page 11 shows several convenient ways to invest in the Fund. Your new Fund shares will be priced at the NAV next determined after your order is received in proper form. There is no charge to invest, exchange, or redeem shares when you make transactions directly through IFG. However, if you invest in the Fund through a securities broker, you may be charged a commission or transaction fee. For all new accounts, please send a completed application form. Please specify which Fund you wish to purchase.

      Fund Management reserves the right to increase, reduce or waive the minimum investment requirements in its sole discretion, where it determines this action is in the best interests of the Fund. Further, Fund Management reserves the right in its sole discretion to reject any order for the purchase of Fund shares (including purchases by exchange) when, in its judgment, such rejection is in the Fund's best interests.


                              HOW TO BUY SHARES

================================================================================
Method                      Investment Minimum          Please Remember
--------------------------------------------------------------------------------
By Check                    $1,000 for regular          If your check does
Mail to:                    account;                    not clear, you will
INVESCO Funds               $250 for an                 be responsible for
Group, Inc.                 Individual                  any related loss
P.O. Box 173706             Retirement Account;         the Fund or IFG
Denver, CO 80217-           $50 minimum for             incurs. If you are
3706.                       each subsequent             already a
Or you may send             investment.                 shareholder in the
your check by                                           INVESCO funds, the
overnight courier                                       Fund may seek
to: 7800 E. Union                                       reimbursement from
Ave.,                                                   your existing
Denver, CO 80237.                                       account(s) for any
                                                       loss incurred.
--------------------------------------------------------------------------------
By Telephone or             $1,000.                     Payment must be
Wire                                                    received within 3
Call 1-800-525-8085                                     business days, or
to request your                                         the transaction may
purchase. Then send                                     be cancelled. If a
your check by                                           telephone purchase
overnight courier                                       is cancelled due to
to our street                                           nonpayment, you
address:                                                will be responsible
7800 E. Union Ave.,                                     for any related
Denver, CO 80237.                                       loss the Fund or
Or you may transmit                                     IFG incurs. If you
your payment by                                         are already a
bank wire (call IFG                                     shareholder in the
for instructions).                                      INVESCO funds, the
                                                        Fund may seek
                                                        reimbursement from
                                                        your existing
                                                        account(s) for any
                                                        loss incurred.

--------------------------------------------------------------------------------
With EasiVest or            $50 per month for           Like all regular
Direct Payroll              EasiVest; $50 per           investment plans,
Purchase                    pay period for              neither EasiVest
You may enroll on           Direct Payroll              nor Direct Payroll
the fund                    Purchase. You may           Purchase ensures a
application, or             start or stop your          profit or protects
call us for the             regular investment          against loss in a
correct form and            plan at any time,           falling market.
more details.               with two weeks'             Because you'll
Investing the same          notice to IFG.              invest continually,
amount on a monthly                                     regardless of
basis allows you to                                     varying price
buy more shares                                         levels, consider
when prices are low                                     your financial
and fewer shares                                        ability to keep
when prices are                                         buying through low
high. This "dollar-                                     price levels. And
cost averaging" may                                     remember that you
help offset market                                      will lose money if
fluctuations. Over                                      you redeem your
a period of time,                                       shares when the
your average cost                                       market value of all
per share may be                                        your shares is less
less than the                                           than their cost.
actual average
price per share.
--------------------------------------------------------------------------------
By PAL                      $1,000.                     Be sure to write
Your "Personal                                          down the
Account Line" is                                        confirmation number
available for                                           provided by PAL.
subsequent                                              Payment must be
purchases and                                           received within 3
exchanges 24-hours                                      business days, or
a day. Simply call                                      the transaction may
1-800-424-8085.                                         be cancelled. If a
                                                        telephone purchase
                                                        is cancelled due to
                                                        nonpayment, you
                                                        will be responsible
                                                        for any related
                                                        loss the Fund or
                                                        IFG incurs. If you
                                                        are already a
                                                        shareholder in the
                                                        INVESCO funds, the
                                                        Fund may seek
                                                        reimbursement from
                                                        your existing
                                                        account(s) for any
                                                        loss incurred.

--------------------------------------------------------------------------------
By Exchange                  $1,000 to open a           See "Exchange
Between this and            new account; $50            Privilege" page 10.
another of the              for written
INVESCO funds. Call         requests to
1-800-525-8085 for          purchase additional
prospectuses of other       shares for an
INVESCO funds. You may      existing account.
also establish an           (The exchange minimum
Automatic Monthly           is $250 for purchases
Exchange service            requested by telephone.)
between two INVESCO
funds; call IFG for
further details and the
correct form.


      Exchange Privilege. You may exchange your shares in this Fund for those in another INVESCO fund, on the basis of their respective net asset values at the time of the exchange. Before making any exchange, be sure to review the prospectuses of the funds involved and consider their differences. Exchange service by telephone.)

      Please note these policies regarding exchanges of fund shares:

      1)    The fund accounts must be identically registered.

      2) You may make four exchanges out of each fund during each calendar year.

      3) An exchange is the redemption of shares from one fund followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, your account is tax-deferred).

      4) The Fund reserves the right to reject any exchange request, or to modify or terminate exchange privileges, in the best interests of the Fund and its shareholders. Notice of all such modifications or termination will be given at least 60 days prior to the effective date of the change in privilege, except for unusual instances (such as when redemptions of the exchanged shares are suspended under Section 22(e) of the Investment Company Act of 1940, or when sales of the fund into which you are exchanging are temporarily stopped).

      Distribution Expenses. The Fund is authorized under a Plan and Agreement of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") to use its assets to finance certain activities relating to the distribution of shares. These expenditures may include compensation (including incentive compensation and/or continuing compensation based on the amount of customer assets maintained in the Fund) to securities dealers and other financial institutions and organizations, which may include IFG-affiliated companies, to obtain various distribution-related and/or administrative services for the Fund. Such services may include, among other things, processing new shareholder account applications, preparing and transmitting to the Fund's transfer agent computer-processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions.

      In addition, other reimbursable expenditures include advertising, preparation and distribution of sales literature, printing and distribution of prospectuses to prospective investors, public relations efforts, marketing programs and such other services and promotional activities agreed upon from time to time by the Fund and its board of directors. These services and activities may be conducted by the staff of IFG or its affiliates or by third parties.

      IFG is not entitled to reimbursement for overhead expenses under the Plan, but may be reimbursed for all or a portion of the compensation paid for salaries and other employee benefits for IFG personnel whose primary responsibilities involve marketing shares of the INVESCO funds, including the Fund. Also, any payments made by the Fund may not be used to finance the distribution of shares of any other mutual fund advised by IFG. Payments made by the Fund under the Plan for compensation of marketing personnel, as noted above, are based on an allocation formula designed to ensure that all such payments are appropriate.

      Under the Plan, the Fund's reimbursement to IFG is limited to an amount computed at a maximum annual rate of 0.25% of the Fund's average net assets.
Payments by the Fund under the Plan, for any month, may only be made to reimburse expenditures incurred during the rolling 12-month period in which that month falls. Therefore, any reimbursable expenses incurred by IFG in excess of the limitation described above are not reimbursable and will be borne by IFG. In addition, IFG may from time to time make additional payments from its revenues to securities dealers and other financial institutions that provide distribution-related and/or administrative services for the Fund. No further payments will be made by the Fund under the Plan in the event of its termination.

FUND SERVICES

      Shareholder Accounts. IFG will maintain a share account that reflects your current holdings. Share certificates will be issued only upon specific request. You will have greater flexibility to conduct transactions if you do not request certificates.

     Transaction Confirmations. You will receive detailed confirmations of individual purchases, exchanges, and redemptions. If you choose certain recurring transaction plans (for instance, EasiVest), your transactions will be confirmed on your quarterly Investment Summary.

      Investment Summaries. Each calendar quarter, shareholders receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of their INVESCO funds.

      Reinvestment of Distributions. Dividends and capital gain distributions are automatically invested in additional fund shares at the NAV on the ex-dividend date, unless you choose to have dividends and/or capital gain distributions automatically reinvested in another INVESCO fund or paid by check (minimum of $10.00).

      Telephone Transactions. All shareholders may exchange and redeem Fund shares by telephone, unless they expressly decline these privileges. By signing the new account Application, a Telephone Transaction Authorization Form, or otherwise using these privileges, the investor has agreed that, if the Fund has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, it will not be liable for following telephoned instructions that it believes to be genuine. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions.

      Retirement Plans And IRAs. Fund shares may be purchased for Individual Retirement Accounts ("IRAs") and many types of tax-deferred retirement plans. IFG can supply you with information and forms to establish or transfer your existing plan or account.

HOW TO SELL SHARES


      The ^ chart on page 13 shows several convenient ways to redeem your Fund shares. Shares of the Fund may be redeemed at any time at their current NAV next determined after a request in proper form is received at the Fund's office. The NAV at the time of the redemption may be more or less than the price you paid to purchase your shares, depending primarily upon the Fund's investment performance.

      Please ^ specify from which fund you wish to redeem shares. Shareholders have a separate account for each fund in which they invest.

                              HOW TO SELL SHARES

================================================================================
Method                      Minimum Redemption          Please Remember
================================================================================
By Telephone                $250 (or, if less,          This option is not
Call us toll-free           full liquidation of         available for
at 1-800-525-8085.          the account) for a          shares held in
                            redemption check;           Individual
                            $1,000 for a wire           Retirement Accounts
                            to bank of record.          (IRAs).
                            The maximum amount
                            which may be
                            redeemed by
                            telephone is
                            generally $25,000.
                            These telephone
                            redemption
                            privileges may be
                            modified or
                            terminated in the
                            future at the
                            discretion of IFG.
--------------------------------------------------------------------------------

In Writing                  Any amount. The             If the shares to be
Mail your request           redemption request          redeemed are
to INVESCO Funds            must be signed by           represented by
Group, Inc., P.O.           all registered              stock certificates,
Box 173706                  shareholders(s).            the certificates
Denver, CO 80217-           Payment will be             must be sent to
3706. You may also          mailed to your              IFG.
send your request           address of record ^
by overnight                or to a pre-
courier to 7800 E.          designated bank.

Union Ave., Denver,
CO 80237.
--------------------------------------------------------------------------------
By Exchange                  $1,000 to open a           See "Exchange
Between this and            new account; $50            Privilege," page 10.
another of the              for written
INVESCO funds. Call         requests to
1-800-525-8085 for          purchase additional
prospectuses of             shares for an
other INVESCO               existing account.
funds. You may also         (The exchange
establish an                minimum is $250 for
automatic monthly           exchanges requested
exchange service            by telephone.)
between two INVESCO
funds; call IFG for
further details and
the correct form.

--------------------------------------------------------------------------------
Periodic Withdrawal         $100 per payment,           You must have at
Plan                        on a monthly or             least $10,000 total
You may call us to          quarterly basis.            invested with the
request the                 The redemption              INVESCO funds, with
appropriate form            check may be made           at least $5,000 of
and more                    payable to any              that total invested
information at 1-           party you                   in the fund from
800-525-8085.               designate.                  which withdrawals
                                                        will be made.
--------------------------------------------------------------------------------
Payment To Third            Any amount.                 All registered
Party                                                   owners of the
Mail your request                                       account must sign
to INVESCO Funds                                        the request, with a
Group, Inc., P.O.                                       signature guarantee
Box 173706                                              from an eligible
Denver, CO 80217-                                       guarantor financial
3706.                                                   institution, such
                                                        as a commercial
                                                        bank or recognized
                                                        national or regional
                                                        securities firm.
================================================================================


      While the Fund will attempt to process telephone redemptions promptly, there may be times -- particularly in periods of severe economic or market disruption -- when you may experience delays in redeeming shares by phone.

      Payments of redemption proceeds will be mailed within seven days following receipt of the redemption request in proper form. However, payment may be postponed under unusual circumstances -- for instance, if normal trading is not taking place on the New York Stock Exchange or during an emergency as defined by the Securities and Exchange Commission. If your shares were purchased by a check which has not yet cleared, payment will be made promptly upon clearance of the purchase check (which may take up to 15 days).


      If you participate in ^ EasiVest, the Fund's automatic monthly investment program, and redeem all of the shares in your account, we will terminate any further ^ EasiVest purchases unless you instruct us otherwise.


      Because of the high relative costs of handling small accounts, should the value of any shareholder's account fall below $250 as a result of shareholder action, the Fund reserves the right to involuntarily redeem all shares in such account, in which case the account would be liquidated and the proceeds forwarded to the shareholder. Prior to any such redemption, a shareholder will be notified and given 60 days to increase the value of the account to $250 or more.

TAXES, DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS


      Taxes. The Fund intends to distribute to shareholders substantially all of its net investment income, net capital gains and net gains from foreign currency transactions, if any, in order to continue to qualify for tax treatment as a regulated investment company. Thus, the Fund does not expect to pay any federal income or excise taxes.

      Unless shareholders are exempt from income taxes, they must include all dividends and capital gain distributions in taxable income for federal, state, and local income tax purposes. Dividends and other distributions are taxable whether they are received in cash or automatically distributed in shares of the Fund or another fund in the INVESCO group.

      The Fund may be subject to withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund unless the Fund meets the qualifications to enable it to pass these taxes through to shareholders for use by them as a foreign tax credit or deduction.

      Shareholders may be subject to backup withholding of 31% on dividends, capital gain distributions and redemption proceeds. Unless you are subject to backup withholding for other reasons, you can avoid backup withholding on your Fund account by ensuring that we have a correct, certified tax identification number.

      Dividends and Capital Gain Distributions. The Fund earns ordinary or net investment income in the form of dividends and interest on its investments. The Fund's policy is to distribute substantially all of this income, less Fund expenses, to shareholders on a quarterly basis, at the discretion of the Fund's board of directors.

      In addition, the Fund realizes capital gains and losses when it sells securities for more or less than it paid. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gains, if any, are distributed to shareholders at least annually, usually in December.

      Dividends and capital gain distributions are paid to shareholders who hold shares on the record date of distribution regardless of how long the shares have been held. The Fund's share price will then drop by the amount of the distribution on the day the distribution is made. If a shareholder purchases shares immediately prior to the distribution, the shareholder will, in effect, have "bought" the distribution by paying the full purchase price, a portion of which is then returned in the form of a taxable distribution.

      At the end of each year, information regarding the tax status of dividends and capital gain distributions is provided to shareholders. Net realized capital gains are divided into short-term and long-term gains depending upon how long the Fund held the security which gave rise to the gains. The capital gains distribution consists of long-term capital gains which are taxed at the capital gains rate. Short-term capital gains are included with income from dividends and interest as income and are paid to shareholders as dividends.

      Shareholders also may realize capital gains or losses when they sell their Fund shares at more or less than the price originally paid.

      We encourage you to consult a tax adviser with respect to these matters. For further information see "Dividends, Capital Gain Distributions and Taxes" in the Statement of Additional Information.

ADDITIONAL INFORMATION

      Voting Rights. All shares of the Fund have equal voting rights based on one vote for each share owned. The Fund is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Fund or as may be required by applicable law or the Fund's Articles of
Incorporation, the board of directors will call special meetings of shareholders. Directors may be removed by action of the holders of a majority of the outstanding shares of the Fund. The Fund will assist shareholders in communicating with other shareholders as required by the Investment Company Act of 1940.

                                    INVESCO INDUSTRIAL INCOME FUND, INC.
                                    A no-load mutual fund seeking
                                    current income, with capital growth
                                    as an additional factor.


                                    PROSPECTUS
                                    November 1, 1996


To receive general information and prospectuses on any of the INVESCO funds or retirement plans, or to obtain current account or price information or responses to other questions, call toll-free:

      1-800-525-8085

To reach PAL, your 24-hour Personal Account Line (PAL) call:

      1-800-424-8085

Or write to:

      INVESCO Funds Group, Inc., Distributor
      Post Office Box 173706
      Denver, Colorado  80217-3706

If you're in Denver, please visit one of our convenient Investor Centers:

      Cherry Creek
      155-B Fillmore Street

      Denver Tech Center
      7800 East Union Avenue, Lobby Level

STATEMENT OF ADDITIONAL INFORMATION
November 1, 1996

                     INVESCO INDUSTRIAL INCOME FUND, INC.

           A no-load mutual fund seeking current income with capital growth as an additional factor

Address:                                  Mailing Address:

7800 E. Union Avenue                      Post Office Box 173706
Denver, Colorado  80237                   Denver, Colorado  80217-3706

                                  Telephone:

                     In continental U.S., 1-800-525-8085

--------------------------------------------------------------------------------

      INVESCO INDUSTRIAL INCOME FUND, INC.'s ("the Fund") investment objective is to seek the best possible current income while following sound investment practices. The Fund will pursue this objective by investing its assets in securities with the potential to provide a relatively high yield and stable return and which, over a period of years, may also provide capital appreciation. Capital growth potential is a secondary factor in the selection of portfolio securities of the Fund.

      A Prospectus for the Fund dated November 1, 1996, which provides the basic information you should know before investing in the Fund, may be obtained without charge from INVESCO Funds Group, Inc., Post Office Box 173706, Denver, Colorado 80217-3706. This Statement of Additional Information is not a Prospectus, but contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.

Investment Adviser and Distributor:  INVESCO FUNDS GROUP, INC.

--------------------------------------------------------------------------------

TABLE OF CONTENTS                                                         Page


INVESTMENT POLICIES AND RESTRICTIONS                                        3

THE FUND AND ITS MANAGEMENT                                                 7

HOW SHARES CAN BE PURCHASED                                                19

HOW SHARES ARE VALUED                                                      23

FUND PERFORMANCE                                                           24

SERVICES PROVIDED BY THE FUND                                              26

TAX-DEFERRED RETIREMENT PLANS                                              27

HOW TO REDEEM SHARES                                                       27

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES                            28

INVESTMENT PRACTICES                                                       30

ADDITIONAL INFORMATION                                                     33

INVESTMENT POLICIES AND RESTRICTIONS

      In pursuing its investment objective, the Fund endeavors to select and purchase securities providing reasonably secure dividend or interest income. Sometimes warrants are acquired when offered with income-producing securities, but the warrants are disposed of as soon as that can be done in an orderly fashion consistent with the best interests of the Fund's shareholders. Acquiring warrants involves a risk that the Fund will lose the premium it pays to acquire warrants if the Fund does not exercise a warrant before it expires. The major portion of the investment portfolio normally consists of common stocks, convertible bonds and debentures, and preferred stocks; however, there may also be substantial holdings of straight debt securities, including non-investment grade and unrated debt securities.

      Debt Securities. As discussed in the section of the Fund's Prospectus entitled "Investment Policies and Risks," the straight debt securities in which the Fund invests are generally subject to two kinds of risk, credit risk and market risk. The ratings given a straight debt security by Moody's and Standard & Poor's ("S&P") provide a generally useful guide as to such credit risk. The lower the rating given a debt security by such rating service, the greater the credit risk such rating service perceives to exist with respect to such security. Increasing the amount of Fund assets invested in unrated or lower grade (Ba or less by Moody's, BB or less by S&P) straight debt securities, while intended to increase the yield produced by the Fund's straight debt securities, will also increase the credit risk to which those straight debt securities are subject.

      Lower rated straight debt securities and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher rated straight debt securities and may have speculative characteristics. Although the Fund may invest in straight debt securities assigned lower grade ratings by S&P or Moody's, the Fund's investments have generally been limited to straight debt securities rated B or higher by either S&P or Moody's. Straight debt securities rated lower than B by either S&P or Moody's may be highly speculative. The Fund's investment adviser intends to limit such Fund investments to straight debt securities which are not believed by the adviser to be highly speculative and which are rated at least CCC or Caa, respectively, by S&P or Moody's. In addition, a significant economic downturn or major increase in interest rates may well result in issuers of lower rated straight debt securities experiencing increased financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing. While the Fund's investment adviser attempts to limit purchases of lower rated straight debt securities to securities having an established retail secondary market, the market for such securities may not be as liquid as the market for higher rated straight debt securities. Bonds rated Caa by Moody's may be in default or there may be present elements of danger with respect to principal or interest. Lower rated bonds by Standard & Poor's (categories BB, B, CCC) include those which are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. For a specific description of each corporate bond rating category, please refer to Appendix A.

      Repurchase Agreements. As discussed in the Prospectus, the Fund may enter into repurchase agreements with respect to debt instruments eligible for investment by the Fund, with member banks of the Federal Reserve System, registered broker-dealers, and registered government securities dealers, which are deemed creditworthy under standards established by the Fund's board of directors. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement, and are held as collateral by the Fund's Custodian Bank until the repurchase agreement is completed.

      Restricted/144A Securities. In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors will not generally seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

      Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

      Loans  of  Portfolio  Securities.  The Fund  also  may lend its  portfolio securities to qualified brokers, dealers, banks, or other financial institutions. This practice permits the Fund to earn income, which, in turn, can be invested in additional securities to pursue the Fund's investment objective. Loans of securities by the Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. government or its agencies equal to at least 100% of the current market value of the loaned securities, determined on a daily basis. Lending securities involves certain risks, the most significant of which is the risk that a borrower may fail to return a portfolio security. The Fund monitors the creditworthiness of borrowers in order to minimize such risks. The Fund will not lend any security if, as a result of such loan, the aggregate value of securities then on loan would exceed 33-1/3% of the Fund's net assets (taken at market value). While voting rights may pass with the loaned securities, if a material event (e.g., proposed merger, sale of assets, or liquidation) is to occur affecting an investment on loan, the loan must be called and the securities voted. Loans of securities made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange and the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules of the Securities and Exchange Commission (the "SEC") thereunder.

      Investment Restrictions. As described in the section of the Fund's Prospectus entitled "Investment Policies and Risks," the Fund has adopted certain fundamental investment restrictions. The first three restrictions set forth below are contained in the Fund's charter and may not be changed without prior approval by the holders of two-thirds of the outstanding shares of the Fund. The Fund's other investment restrictions may not be changed without the prior approval of the holders of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. For purposes of the following limitation, all percentage limitations apply immediately after a purchase or initial investment. Any subsequent change in a particular percentage resulting from fluctuations in value does not require elimination of any security from the Fund. Under these restrictions, the Fund may not:

      (1)   issue preference shares or create any funded debt;

      (2)   sell short or buy on margin;

      (3) borrow money except from banks in excess of 5% of the value of its total net assets, and when borrowing, it is a temporary measure for emergency purposes;

      (4) buy or sell real estate, commodities, commodity contracts (however, the Fund may purchase securities of companies investing in real estate);

      (5) invest in securities of any other investment company except for a purchase or acquisition in accordance with a plan of reorganization, merger or consolidation;

      (6)   invest   in  any   company   for   the   purpose   of   exercising
            control or management;

      (7)   buy other than readily marketable securities;

      (8)   purchase  securities  if the purchase  would cause the Fund,  at the time, to have more than 5% of its total assets invested in the securities of any one company or to own more than 10% of the voting securities of any one company (except obligations issued or guaranteed by the U.S.Government);

      (9)   engage in the underwriting of any securities;

      (10) make loans to any person, except through the purchase of debt securities in accordance with the Fund's investment policies, or the lending of portfolio securities to broker-dealers or other institutional investors, or the entering into repurchase agreements with member banks of the Federal Reserve System, registered broker-dealers and registered government securities dealers. The aggregate value of all portfolio securities loaned may not exceed 33-1/3% of the Fund's total net assets (taken at current value). No more than 10% of the Fund's total net assets may be invested in repurchase agreements maturing in more than seven days;

      (11) purchase securities of any company in which any officer or director of the Fund or its investment adviser owns more than 1/2 of 1% of the outstanding securities, or in which all of the officers and directors of the Fund and its investment supervisor, as a group, own more than 5% of such securities; or

      (12) invest more than 25% of the value of the Fund's assets in one particular industry.

      The Fund has no written policy regarding the writing of put and call options but has not engaged in such practices and does not anticipate doing so.

      With respect to investment restriction (7) above, since the board of directors has delegated to the Fund's investment adviser the authority to determine that a liquid market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, such securities are not subject to restriction (7) above. Under guidelines established by the board of directors, the adviser will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security,

(2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

      In  applying   restriction   (12)   above,   the  Fund  uses  an  industry
classification system based on the O'Neil Database published by William O'Neil & Co., Inc.

      In addition to the foregoing investment restrictions, the Fund has given undertakings to the State of Texas that the Fund may not invest in any oil, gas, or mineral leases; and may not invest in real estate limited partnership interests.

      Under the 1940 Act, Fund directors and officers cannot be protected against liability to the Fund or its shareholders to which they would be subject because of willful misfeasance, bad faith, gross negligence or reckless disregard of duties of their office.

THE FUND AND ITS MANAGEMENT

     The Fund. The Fund was incorporated under the laws of Maryland on March 20, 1959.

      The Investment Adviser. INVESCO Funds Group, Inc., a Delaware corporation ("INVESCO"), is employed as the Fund's investment adviser. INVESCO was established in 1932 and also serves as an investment adviser to INVESCO Diversified Funds, Inc., INVESCO Dynamics Fund, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Tax-Free Income Funds, Inc., INVESCO Value Trust, and INVESCO Variable Investment Funds, Inc.

      The Sub-Adviser. INVESCO Trust Company ("INVESCO Trust") serves as the sub-adviser to the Fund, pursuant to an agreement between INVESCO and INVESCO Trust. INVESCO Trust, a trust company founded in 1969, is a wholly-owned subsidiary of INVESCO.

      INVESCO is an indirect, wholly-owned subsidiary of INVESCO PLC, a publicly-traded holding company organized in 1935. Through subsidiaries located in London, Denver, Atlanta, Boston, Louisville, Dallas, Tokyo, Hong Kong, and the Channel Islands, INVESCO PLC provides investment services around the world. INVESCO was acquired by INVESCO PLC in 1982 and, as of June 30, 1996, managed 14 mutual funds, consisting of 39 separate portfolios, on behalf of over 826,000 shareholders. INVESCO PLC's other North American subsidiaries include the following:

      --INVESCO Asset Management Limited of the United Kingdom manages pension funds, investment trusts, unit trusts, and various investment portfolios on behalf of private clients, charities, corporations, and foreign financial institutions.

     --INVESCO   Capital   Management,   Inc.   of  Atlanta,   Georgia   manages
institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds. INVESCO Capital Management, Inc. is the sole shareholder of INVESCO Services, Inc., a registered broker/dealer whose primary business is the distribution of shares of two registered investment companies.

     --INVESCO  Management & Research,  Inc. (formerly Gardner and Preston Moss,
Inc.)  of  Boston,  Massachusetts,   primarily  manages  pension  and  endowment
accounts.

     --PRIMCO Capital Management, Inc. of Louisville, Kentucky, specializes in managing stable return investments, principally on behalf of Section 401(k) retirement plans.

     --INVESCO Realty Advisors, Inc. of Dallas, Texas is responsible for providing advisory services in the U.S. real estate markets for INVESCO PLC's clients worldwide. Clients include corporate plans, public pension funds, and endowment and foundation accounts.

      The corporate headquarters of INVESCO PLC are located at 11 Devonshire Square, London, EC2M 4YR, England.

      As indicated in the Prospectus, INVESCO and INVESCO Trust permit investment and other personnel to purchase and sell securities for their own accounts in accordance with a compliance policy governing personal investing by directors, officers and employees of INVESCO, INVESCO Trust and their North American affiliates. The policy requires officers, inside directors, investment and other personnel of INVESCO, INVESCO Trust and their North American affiliates to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for trading authority will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Fund.

      In addition to the pre-clearance requirement described above, the policy subjects officers, inside directors, investment and other personnel of INVESCO, INVESCO Trust and their North American affiliates to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the policy. The provisions of this policy are administered by and subject to exceptions authorized by INVESCO or INVESCO Trust.

      Investment Advisory Agreement. INVESCO serves as investment adviser pursuant to an investment advisory agreement (the "Agreement") with the Fund which was approved on April 24, 1991, by vote cast in person by a majority of the directors of the Fund, including a majority of the directors who are not "interested persons" of the Fund or INVESCO at a meeting called for such purpose. The Agreement was approved by Fund shareholders on September 30, 1991, for an initial term expiring April 30, 1993, and has been continued by action of the board of directors until April, 30, 1997. Thereafter, the Agreement may be continued from year to year as long as such continuance is specifically approved at least annually by the board of directors of the Fund, or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of the Fund. Any such continuance also must be approved by a majority of the Fund's directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Agreement may be terminated at any time without penalty by either party upon sixty (60) days' written notice and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the Rules thereunder.

      The Agreement provides that INVESCO shall manage the investment portfolio of the Fund in conformity with the Fund's investment policies (either directly or by delegation to a sub-adviser which may be a company affiliated with INVESCO). Further, INVESCO shall perform all administrative, internal accounting (including computation of net asset value), clerical, statistical, secretarial and all other services necessary or incidental to the administration of the affairs of the Fund excluding, however, those services that are the subject of separate agreement between the Fund and INVESCO or any affiliate thereof, including the distribution and sale of Fund shares and provision of transfer agency, dividend disbursing agency, and registrar services, and services furnished under an Administrative Services Agreement with INVESCO discussed below. Services provided under the Agreement include, but are not limited to: supplying the Fund with officers, clerical staff and other employees, if any, who are necessary in connection with the Fund's operations; furnishing office space, facilities, equipment, and supplies; providing personnel and facilities required to respond to inquiries related to shareholder accounts; conducting periodic compliance reviews of the Fund's operations; preparation and review of required documents, reports and filings by the Adviser's in-house legal and accounting staff (including the prospectus, statement of additional information, proxy statements, shareholder reports, tax returns, reports to the SEC, and other corporate documents of the Fund), except insofar as the assistance of independent accountants or attorneys is necessary or desirable; supplying basic telephone service and other utilities; and preparing and maintaining certain of the books and records required to be prepared and maintained by the Fund under the 1940 Act. Expenses not assumed by INVESCO are borne by the Fund.

      As full compensation for its advisory services to the Fund, INVESCO receives a monthly fee. The fee is computed at the annual rate of: 0.60% on the first $350 million of the Fund's average net assets; 0.55% on the next $350 million of the Fund's average net assets; and 0.50% of the Fund's average net assets in excess of $700 million. Effective October 15, 1992, INVESCO has voluntarily agreed to waive that portion of its fee which exceeds 0.45% of the average net assets of the Fund in excess of $2 billion. In addition, effective October 21, 1993, INVESCO has voluntarily agreed to waive that portion of its fee which exceeds 0.40% of the average net assets of the Fund in excess of $4 billion. For the fiscal years ended June 30, 1996, 1995 and 1994, the Fund paid INVESCO (prior to the voluntary absorption of certain Fund expenses by INVESCO) advisory fees of $21,541,300, $19,946,443 and $19,598,151, respectively.

      Certain states in which the shares of the Fund are qualified for sale currently impose limitations on the expenses of the Fund. At the date of this Statement of Additional Information, the most restrictive state-imposed annual expense limitation requires that INVESCO absorb any amount necessary to prevent the Fund's aggregate ordinary operating expenses (excluding interest, taxes, brokerage fees and commissions, and extraordinary charges such as litigation costs) from exceeding in any fiscal year 2.5% on the Fund's first $30,000,000 of average net assets, 2.0% on the next $70,000,000 of average net assets and 1.5% on the remaining average net assets. No payment of the investment advisory fee will be made to INVESCO which would result in Fund expenses exceeding on a cumulative annualized basis this state limitation. During the past year, INVESCO did not absorb any amounts under this provision.

      Sub-Advisory Agreement. INVESCO Trust serves as sub-adviser to the Fund pursuant to a sub-advisory agreement (the "Sub-Agreement") with INVESCO which was approved on April 24, 1991, by a vote cast in person by a majority of the directors of the Fund, including a majority of the directors who are not "interested persons" of the Fund, INVESCO, or INVESCO Trust at a meeting called for such purpose. The Sub-Agreement was approved on September 30, 1991, by Fund shareholders for an initial term expiring April 30, 1993, and has been continued by action of the board of directors until April 30, 1997. Thereafter, the Sub-Agreement may be continued from year to year as long as each such continuance is specifically approved by the board of directors of the Fund, or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of the Fund. Each such continuance also must be approved by a majority of the directors who are not parties to the Sub-Agreement or interested persons, as defined in the 1940 Act of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Sub-Agreement may be terminated at any time without penalty by either party or the Fund upon sixty (60) days' written notice, and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder.

      The Sub-Agreement provides that INVESCO Trust, subject to the supervision of INVESCO, shall manage the investment portfolio of the Fund in conformity with the Fund's investment policies. These management services would include: (a) managing the investment and reinvestment of all the assets, now or hereafter acquired, of the Fund, and executing all purchases and sales of portfolio securities; (b) maintaining a continuous investment program for the Fund, consistent with (i) the Fund's investment policies as set forth in the Fund's Articles of Incorporation, Bylaws, and Registration Statement, as from time to time amended, under the 1940 Act and in any prospectus and/or statement of additional information of the Fund, as from time to time amended and in use under the 1933 Act and (ii) the Fund's status as a regulated investment company under the Internal Revenue Code of 1986, as amended; (c) determining what securities are to be purchased or sold for the Fund, unless otherwise directed by the directors of the Fund or INVESCO, and executing transactions accordingly;
(d) providing the Fund the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of the Sub-Adviser; (e) determining what portion of the Fund should be invested in the various types of securities authorized for purchase by the Fund; and (f) making recommendations as to the manner in which voting rights, rights to consent to Fund action and any other rights pertaining to the Fund's portfolio securities shall be exercised.

      The Sub-Agreement provides that as compensation for its services, INVESCO Trust shall receive from INVESCO, at the end of each month, a fee based upon the average net assets of the Fund at the following annual rates: 0.25% on the Fund's average net assets up to $200 million, and 0.20% on the Fund's average net assets in excess of $200 million. Effective October 15, 1992, INVESCO Trust has voluntarily agreed to waive that portion of its sub-advisory fee which exceeds 0.18% of the average net assets of the Fund in excess of $2 billion. In addition, effective October 21, 1993, INVESCO Trust has voluntarily agreed to waive that portion of its sub-advisory fee which exceeds 0.16% of the average net assets of the Fund in excess of $4 billion. The Sub-Advisory fee is paid by INVESCO, NOT the Fund.

      Administrative Services Agreement. INVESCO, either directly or through affiliated companies, also provides certain administrative, sub-accounting, and recordkeeping services to the Fund pursuant to an Administrative Services Agreement dated April 30, 1991 (the "Administrative Agreement"). The Administrative Agreement was approved on April 24, 1991, by a vote cast in person by all of the directors of the Fund, including all of the directors who are not "interested persons" of the Fund or INVESCO at a meeting called for such purpose. The Administrative Agreement was for an initial term of one year expiring April 30, 1992, and has been continued by action of the board of directors until April 30, 1997. The Administrative Agreement may be continued from year to year as long as each such continuance is specifically approved by the board of directors of the Fund, including a majority of the directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Administrative Agreement may be terminated at any time without penalty by INVESCO on sixty(60) days' written notice, or by the Fund upon thirty (30) days' written notice,and terminates automatically in the event of an assignment unless the Fund's board of directors approves such assignment.

      The Administrative Agreement provides that INVESCO shall provide the following services to the Fund: (A) such sub-accounting and recordkeeping services and functions as are reasonably necessary for the operation of the Fund; and (B) such sub-accounting, recordkeeping, and administrative services and functions, which may be provided by affiliates of INVESCO, as are reasonably necessary for the operation of Fund shareholder accounts maintained by certain retirement plans and employee benefit plans for the benefit of participants in such plans.

      As full compensation for services provided under the Administrative Agreement, the Fund pays a fee to INVESCO consisting of a base fee of $10,000 per year, plus an additional incremental fee computed daily and paid monthly at an annual rate of 0.015% per year of the average net assets of the Fund. During the fiscal years ended June 30, 1996, 1995 and 1994, the Fund paid INVESCO administrative services fees in the amount of $640,468, $592,643 and $582,063, respectively.

      Transfer Agency Agreement. INVESCO also performs transfer agent, dividend disbursing agent, and registrar services for the Fund pursuant to a Transfer Agency Agreement which was approved by the board of directors of the Fund, including a majority of the Fund's directors who are not parties to the Transfer Agency Agreement or "interested persons" of any such party, in April 1992, for a term of one year. The Transfer Agency Agreement has been continued by action of the board of directors until April 30, 1997, and thereafter may be continued from year to year as long as such continuance is specifically approved at least annually by the board of directors of the Fund, or by a vote of the holders of a majority of the outstanding shares of the Fund. Any such continuance also must be approved by a majority of the Fund's directors who are not parties to the Transfer Agency Agreement or interested persons (as defined by the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Transfer Agency Agreement may be terminated at any time without penalty by either party upon sixty (60) days' written notice and terminates automatically in the event of assignment.

     The Transfer Agency Agreement provides that the Fund shall pay to INVESCO a fee of $20.00 per shareholder account and omnibus account participant per year. This fee is paid monthly at 1/12 of the annual fee and is based upon the actual number of shareholder accounts or omnibus account participants in existence at any time during each month. For the fiscal years ended June 30, 1996, 1995 and 1994, the Fund paid INVESCO transfer agency fees of $5,698,274, $5,386,968 and $4,168,479, respectively.

      Officers and Directors of the Fund. The overall direction and supervision of the Fund is the responsibility of the board of directors, which has the primary duty of seeing that the Fund's general investment policies and programs of the Fund are carried out and that the Fund's portfolio is properly administered. The officers of the Fund, all of whom are officers and employees of and paid by INVESCO, are responsible for the day-to-day administration of the Fund. The investment adviser for the Fund has the primary responsibility for making investment decisions on behalf of the Fund. These investment decisions are reviewed by the investment committee of INVESCO.

      All of the officers and directors of the Fund hold comparable positions with INVESCO Diversified Funds, Inc., INVESCO Dynamics Fund, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Tax-Free Income Funds, Inc., and INVESCO Variable Investment Funds, Inc. All of the directors of the Fund also serve as trustees of INVESCO Value Trust. In addition, all of the directors of the Fund also are directors of INVESCO Advisor Funds, Inc. (formerly known as "The EBI Funds, Inc."); and, with the exception of Mr. Hesser, trustees of INVESCO Treasurer's Series Trust. All of the officers of the Fund also hold comparable positions with INVESCO Value Trust. Set forth below is information with respect to each of the Fund's officers and directors. Unless otherwise indicated, the address of the directors and officers is Post Office Box 173706, Denver, Colorado 80217-3706. Their affiliations represent their principal occupations during the past five years.

     CHARLES W. BRADY,*+ Chairman of the Board. Chief Executive Officer and Director of INVESCO PLC, London, England, and of various subsidiaries thereof; Chairman of the Board of INVESCO Advisor Funds, Inc., INVESCO Treasurer's Series Trust, and The Global Health Sciences Fund. Address: 1315 Peachtree Street, NE, Atlanta, Georgia. Born: May 11, 1935.

     FRED A. DEERING,+# Vice Chairman of the Board. Vice Chairman of INVESCO Advisor Funds, Inc. and INVESCO Treasurer's Series Trust. Trustee of The Global Health Sciences Fund. Formerly, Chairman of the Executive Committee and Chairman of the Board of Security Life of Denver Insurance Company, Denver, Colorado; Chairman of ING America Life Insurance Co., Urbaine Life Insurance Company and Midwestern United Life Insurance Company. Address: Security Life Center, 1290 Broadway, Denver, Colorado. Born: January 12, 1928.

     DAN J. HESSER,+* President and Director. Chairman of the Board, President, and Chief Executive Officer of INVESCO Funds Group, Inc.; Director of INVESCO Trust Company. Trustee of The Global Health Sciences Fund. Born: December 27, 1939.

     VICTOR L. ANDREWS,** Director. Professor Emeritus, Chairman Emeritus and Chairman of the CFO Roundtable of the Department of Finance at Georgia State University, Atlanta, Georgia; President, Andrews Financial Associates, Inc. (consulting firm); formerly, member of the faculties of the Harvard Business School and the Sloan School of Management of MIT. Dr. Andrews is also a director of The Southeastern Thrift and Bank Fund, Inc. and The Sheffield Funds, Inc.
Address: 4625 Jettridge Drive, Atlanta, Georgia. Born: June 23, 1930.

     BOB R. BAKER,+** Director. President and Chief Executive Officer of AMC Cancer Research Center, Denver, Colorado, since January 1989; until mid-December 1988, Vice Chairman of the Board of First Columbia Financial Corporation (a financial institution), Englewood, Colorado. Formerly, Chairman of the Board and Chief Executive Officer of First Columbia Financial Corporation. Address: 1775 Sherman Street, #1000, Denver, Colorado. Born: August 7, 1936.

     LAWRENCE H. BUDNER,# Director. Trust Consultant; prior to June 30, 1987, Senior Vice President and Senior Trust Officer of InterFirst Bank, Dallas, Texas. Address: 7608 Glen Albens Circle, Dallas, Texas. Born: July 25, 1930.

     DANIEL D. CHABRIS,+# Director. Financial Consultant; Assistant Treasurer of Colt Industries Inc., New York, New York, from 1966 to 1988. Address: 15 Sterling Road, Armonk, New York. Born: August 1, 1923.

     A. D. FRAZIER, JR.,*,** Director. Chief Operating Officer of the Atlanta Committee for the Olympic Games. From 1982 to 1991, Mr. Frazier was employed in various capacities by First Chicago Bank, most recently as Executive Vice President of the North American Banking Group. Trustee of The Global Health Sciences Fund. Director of Magellan Health Services, Inc. and of Charter Medical Corp. Address: 250 Williams Street, Suite 6000, Atlanta, Georgia 30301. Born:
June 23, 1944.

     HUBERT L. HARRIS, JR.,* Director, Chairman (since May 1996) and President (January 1990 to April 1996) of INVESCO Services, Inc. Director of INVESCO PLC and Chief Financial Officer of INVESCO Individual Services Group. Member of the Executive Committee of the Alumni Board of Trustees of Georgia Institute of Technology. Address: 1315 Peachtree Street, N.E., Atlanta, Georgia. Born: July 15, 1943.

     KENNETH T. KING,** Director. Formerly, Chairman of the Board of The Capitol Life Insurance Company, Providence Washington Insurance Company, and Director of numerous subsidiaries thereof in the U.S. Formerly, Chairman of the Board of The Providence Capitol Companies in the United Kingdom and Guernsey. Chairman of the Board of the Symbion Corporation (a high technology company) until 1987.
Address:  4080 North Circulo  Manzanillo,  Tucson,  Arizona.  Born: November 16,
1925.

     JOHN W. MCINTYRE,# Director. Retired. Formerly, Vice Chairman of the Board of Directors of the Citizens and Southern Corporation and Chairman of the Board and Chief Executive Officer of the Citizens and Southern Georgia Corporation and Citizens and Southern National Bank. Director of Golden Poultry Co., Inc. Trustee of The Global Health Sciences Fund and Gables Residential Trust.
Address:  Seven  Piedmont  Center,  Suite 100,  Atlanta,  Georgia  30305.  Born:
September 14, 1930.

     GLEN A. PAYNE, Secretary. Senior Vice President, General Counsel and Secretary of INVESCO Funds Group, Inc. and INVESCO Trust Company; formerly, employee of a U.S. regulatory agency, Washington, D.C., (June 1973 through May
1989). Born: September 25, 1947.

     RONALD L. GROOMS, Treasurer. Senior Vice President and Treasurer of INVESCO Funds Group, Inc. and INVESCO Trust Company since January 1988. Born: October 1, 1946.

     WILLIAM J. GALVIN, JR., Assistant Secretary. Senior Vice President of INVESCO Funds Group, Inc. and Trust Officer of INVESCO Trust Company. Formerly, Vice President of 440 Financial Group from June 1990 to August 1992; Assistant Vice President of Putnam Companies from November 1986 to June 1990. Born: August 21, 1956.

     ALAN I. WATSON, Assistant Secretary. Vice President of INVESCO Funds Group, Inc. and Trust Officer of INVESCO Trust Company. Born: September 14, 1941.

     JUDY P. WIESE, Assistant Treasurer. Vice President of INVESCO Funds Group, Inc. and Trust Officer of INVESCO Trust Company. Born: February 3, 1948.

      #Member of the audit committee of the Fund.

      +Member of the executive committee of the Fund. On occasion, the executive committee acts upon the current and ordinary business of the Fund between meetings of the board of directors. Except for certain powers which, under applicable law, may only be exercised by the full board of directors, the executive committee may exercise all powers and authority of the board of directors in the management of the business of the Fund. All decisions are subsequently submitted for ratification by the board of directors.

      *These directors are "interested persons" of the Fund as defined in the Investment Company Act of 1940.

      **Member of the management liaison committee of the Fund.

      As of August 27, 1996, officers and directors of the Fund, as a group, beneficially owned less than 1% of the Fund's outstanding shares.

Director Compensation

      The following table sets forth, for the fiscal year ended June 30, 1996: the compensation paid by the Fund to its eight independent directors for services rendered in their capacities as directors of the Fund; the benefits accrued as Fund expenses with respect to the Defined Benefit Deferred Compensation Plan discussed below; and the estimated annual benefits to be received by these directors upon retirement as a result of their service to the Fund. In addition, the table sets forth the total compensation paid by all of the mutual funds distributed by INVESCO Funds Group, Inc. (including the Fund), INVESCO Advisor Funds, Inc., INVESCO Treasurer's Series Trust and The Global Health Sciences Fund (collectively, the "INVESCO Complex") to these directors for services rendered in their capacities as directors or trustees during the year ended December 31, 1995. As of December 31, 1995, there were 48 funds in the INVESCO Complex.

                                                                         Total
                                                                     Compensa-
                                        Benefits      Estimated      tion From
                        Aggregate     Accrued As         Annual        INVESCO
                        Compensa-        Part of       Benefits        Complex
                        tion From           Fund           Upon        Paid To
                            Fund1      Expenses2    Retirement3     Directors1

Fred A.Deering,           $12,032        $ 7,484        $ 6,228        $87,350
Vice Chairman of
  the Board

Victor L. Andrews          10,193          6,591          6,867         68,000

Bob R. Baker               10,915          6,797          9,202         73,000

Lawrence H. Budner          9,667          7,072          6,867         68,350

Daniel D. Chabris          11,037          8,071          4,880         73,350

A. D. Frazier, Jr.4,5       8,106              0              0         63,500

Kenneth T. King            10,199          7,772          5,649         70,000

John W. McIntyre4           9,331              0              0         67,850

Total                     $81,480        $43,787        $39,693       $571,400

% of Net Assets          0.0020%6       0.0010%6                      0.0043%7

      1The vice chairman of the board, the chairmen of the audit, management liaison and compensation committees, and the members of the executive and valuation committees each receive compensation for serving in such capacities in addition to the compensation paid to all independent directors.

      2Represents benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the directors.

     3These figures represent the Fund's share of the estimated annual benefits payable by the INVESCO Complex (excluding the Global Health Sciences Fund which does not participate in any retirement plan) upon the directors' retirement, calculated using the current method of allocating director compensation among the funds in the INVESCO Complex. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the directors will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO Complex, and for other reasons during the period in which retirement benefits are accrued on behalf of the respective directors. This results in lower estimated benefits for directors who are closer to retirement and higher estimated benefits for directors who are further from retirement. With the exception of Messrs. Frazier and McIntyre, each of these directors has served as a director/trustee of one or more of the funds in the INVESCO Complex for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan.

     4Messrs. Frazier and McIntyre began serving as directors of the Fund on April 19, 1995.

     5Because of the possibility that A. D. Frazier, Jr. may become employed by a company affiliated with INVESCO at some point in the future, he was deemed to be an "interested person" of the Fund and of the other funds in the INVESCO Complex effective May 1, 1996. Until such time as Mr. Frazier actually becomes employed by an INVESCO-affiliated company, however, he will continue to receive the same director's fees and other compensation as the Fund's independent directors.

      6Total as a percentage of the Fund's net assets as of June 30, 1996.

      7Total   as  a   percentage   of  the   net   assets   of  the   INVESCO
Complex as of December 31, 1995.

     Messrs. Brady, Harris and Hesser, as "interested persons" of the Fund and of the other funds in the INVESCO Complex, receive compensation as officers or employees of INVESCO or its affiliated companies, and do not receive any director's fees or other compensation from the Fund or other funds in the INVESCO Complex for their services as directors.

     The boards of directors/trustees of the mutual funds managed by INVESCO, INVESCO Advisor Funds, Inc. and INVESCO Treasurer's Series Trust have adopted a Defined Benefit Deferred Compensation Plan for the non-interested directors and trustees of the funds. Under this plan, each director or trustee who is not an interested person of the funds (as defined in the 1940 Act) and who has served for at least five years (a "qualified director") is entitled to receive, upon retiring from the boards at the retirement age of 72 (or the retirement age of 73 to 74, if the retirement date is extended by the boards for one or two years, but less than three years) continuation of payment for one year (the "first year retirement benefit") of the annual basic retainer payable by the funds to the qualified director at the time of his retirement (the "basic retainer"). Commencing with any such director's second year of retirement, and commencing with the first year of retirement of a director whose retirement has been extended by the board for three years, a qualified director shall receive quarterly payments at an annual rate equal to 25% of the basic retainer. These payments will continue for the remainder of the qualified director's life or ten years, whichever is longer (the "reduced retainer payments"). If a qualified director dies or becomes disabled after age 72 and before age 74 while still a director of the funds, the first year retirement benefit and the reduced retainer payments will be made to him or to his beneficiary or estate.

If a qualified director becomes disabled or dies either prior to age 72 or during his/her 74th year while still a director of the funds, the director will not be entitled to receive the first year retirement benefit; however, the reduced retainer payments will be made to his beneficiary or estate. The plan is administered by a committee of three directors who are also participants in the plan and one director who is not a plan participant. The cost of the plan will be allocated among the INVESCO, INVESCO Advisor and Treasurer's Series funds in a manner determined to be fair and equitable by the committee. The Fund is not making any payments to directors under the plan as of the date of this Statement of Additional Information. The Fund has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.

      The Fund has an audit committee comprised of four of the directors who are not interested persons of the Fund. The committee meets periodically with the Fund's independent accountants and officers to review accounting principles used by the Fund, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters.

      The Fund also has a management liaison committee which meets quarterly with various management personnel of INVESCO in order (a) to facilitate better understanding of management and operations of the Fund, and (b) to review legal and operational matters which have been assigned to the committee by the board of directors, in furtherance of the board of directors' overall duty of supervision.

HOW SHARES CAN BE PURCHASED

      The Fund's shares are sold on a continuous basis at the net asset value per share next calculated after receipt of a purchase order in good form. The net asset value per share is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange, but may also be computed at other times. See "How Shares Are Valued." INVESCO acts as the Fund's Distributor under a distribution agreement with the Fund under which it receives no compensation and bears all expenses, including the cost of printing and distributing prospectuses, incident to marketing of the Fund's shares, except for such distribution expenses which are paid out of Fund assets under the Fund's Plan of Distribution which has been adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act.

      Distribution Plan. As discussed under "How to Buy Shares-- Distribution Expenses" in the Prospectus, the Fund has adopted a Plan and Agreement of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which was implemented on November 1, 1990. The Plan provides that the Fund may make monthly payments to INVESCO of amounts computed at an annual rate no greater than 0.25% of the Fund's average net assets during any 12-month period to reimburse INVESCO for expenses incurred in connection with the distribution of the Fund's shares to investors. For the fiscal year ended June 30, 1996, the Fund made payments to INVESCO under the Plan in the amount of $7,068,200. In
addition,   as  of  June  30,  1996,  $607,497  of  additional distribution expenses had been incurred for the Fund, subject to payment upon approval of the Fund's directors, which approval was obtained on August 14, 1996. As noted in the section of the Fund's Prospectus entitled "How to Buy Shares-- Distribution Expenses," one type of reimbursable expenditure is the payment of compensation to securities companies, and other financial institutions and organizations, which may include INVESCO-affiliated companies, in order to obtain various distribution-related and/or administrative services for the Fund. The Fund is authorized by the Plan to use its assets to finance the payments made to obtain those services. Payments will be made by INVESCO to broker-dealers who sell shares of a Fund and may be made to banks, savings and loan associations and other depository institutions. Although the Glass-Steagall Act limits the ability of certain banks to act as underwriters of mutual fund shares, the Fund does not believe that these limitations would affect the ability of such banks to enter into arrangements with INVESCO, but can give no assurance in this regard. However, to the extent it is determined otherwise in the future, arrangements with banks might have to be modified or terminated, and, in that case, the size of the Fund possibly could decrease to the extent that the banks would no longer invest customer assets in the Fund. Neither the Fund nor its investment adviser will give any preference to banks or other depository institutions which enter into such arrangements when selecting investments to be made by the Fund.

     For the fiscal year ended June 30, 1996, allocation of 12b-1 amounts paid by the Fund for the following categories of expenses were: advertising--$1,549,444; sales literature, printing, and postage--$632,760; direct mail--$216,460; public relations/promotion--$363,565; compensation to securities dealers and other organizations--$3,048,296; marketing personnel--$1,257,675.

      The nature and scope of services which are provided by securities dealers and other organizations may vary by dealer but include, among other things, processing new stockholder account applications, preparing and transmitting to the Fund's Transfer Agent computer-processable tapes of all Fund transactions by customers, serving as the primary source of information to customers in answering questions concerning the Fund, and assisting in other customer transactions with the Fund.

     The Plan was approved on April 17, 1990, at a meeting called for such purpose by a majority of the directors of the Fund, including a majority of the directors who neither are "interested persons" of the Fund nor have any financial interest in the operation of the Plan ("12b-1 directors"), and was also approved by holders of a majority of the outstanding shares of the Fund on June 29, 1990. The Plan has been continued by action of the board ofdirectors of the Fund, including a majority of the 12b-1 directors, until April 19, 1997.

      The Plan provides that it shall continue in effect with respect to the Fund for so long as such continuance is approved at least annually by the vote of the board of directors of the Fund cast in person at a meeting called for the purpose of voting on such continuance. The Plan can also be terminated at any time with respect to the Fund, without penalty, if a majority of the 12b-1 directors, or shareholders of the Fund, vote to terminate the Plan. The Fund may, in its absolute discretion, suspend, discontinue or limit the offering of its shares at any time. In determining whether any such action should be taken, the board of directors intends to consider all relevant factors including, without limitation, the size of the Fund, the investment climate for the Fund, general market conditions, and the volume of sales and redemptions of Fund shares. The Plan may continue in effect and payments may be made under the Plan following any such temporary suspension or limitation of the offering of Fund shares; however, the Fund is not contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of Fund shares would not, of course, affect a shareholder's ability to redeem his shares. So long as the Plan is in effect, the selection and nomination of persons to serve as independent directors of the Fund shall be committed to the independent directors then in office at the time of such selection or nomination. The Plan may not be amended to increase materially the amount of the Fund's payments thereunder without approval of the shareholders of the Fund, and all material amendments to the Plan must be approved by the board of directors of the Fund, including a majority of the 12b-1 directors. Under the agreement implementing the Plan, INVESCO or the Fund, the latter by vote of a majority of the 12b-1 directors, or of the holders of a majority of the Fund's outstanding voting securities, may terminate such agreement without penalty upon thirty days' written notice to the other party. No further payments will be made by the Fund under the Plan in the event of its termination.

      To the extent that the Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it shall remain in effect as such, so as to authorize the use of Fund assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act, and rules thereunder. To the extent it constitutes an agreement pursuant to a plan, the Fund's obligation to make payments to INVESCO shall terminate automatically, in the event of such "assignment," in which event the Fund may continue to make payments pursuant to the Plan to INVESCO or another organization only upon the approval of new arrangements, which may or may not be with INVESCO, regarding the use of the amounts authorized to be paid by it under the Plan, by the directors, including a majority of the 12b-1 directors, by a vote cast in person at a meeting called for such purpose.

      Information regarding the services rendered under the Plan and the amounts paid therefor by the Fund are provided to, and reviewed by, the directors on a quarterly basis. In the quarterly review, the directors shall determine whether, and to what extent, INVESCO will be reimbursed for expenditures which it has made that are reimbursable under the Fund's Rule 12b-1 Plan. On an annual basis, the directors shall consider the continued appropriateness of the Plan and the level of compensation provided therein.

      The only  directors  or  interested  persons,  as that term is  defined in
Section 2(a)(19) of the 1940 Act, of the Fund who have a direct or indirect financial interest in the operation of the Plan are the officers and directors of the Fund listed herein under the section entitled "The Fund and Its Management-Officers and Directors of the Fund" who are also officers either of INVESCO or companies affiliated with INVESCO. The benefits which the Fund believes will be reasonably likely to flow to it and its shareholders under the Plan include the following:

      (1) Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objectives of the Fund;

      (2) The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of Fund securities in amounts and at times that are disadvantageous for investment purposes;

      (3) The positive effect which increased Fund assets will have on its revenues could allow INVESCO:

            (a) To have greater resources to make the financial commitments necessary to improve the quality and level of Fund and shareholder services (in both systems and personnel),

            (b) To increase the number and type of mutual funds available to investors from INVESCO (and support them in their infancy), and thereby expand the investment choices available to all shareholders, and

            (c)   To  acquire  and  retain   talented   employees  who  desire
                  to be associated with a growing organization; and

      (4) Increased Fund assets may result in reducing each investor's share of certain expenses through economies of scale (e.g. exceeding established breakpoints in the advisory fee schedule and allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of the Plan.

HOW SHARES ARE VALUED

      As described in the section of the Fund's Prospectus entitled "Fund Price and Performance" the net asset value of shares of the Fund is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange (generally 4:00 p.m., New York time) and applies to purchase and redemption orders received prior to that time. Net asset value per share is also computed on any other day on which there is a sufficient degree of trading in the securities held by the Fund that the current net asset value per share might be materially affected by changes in the value of the securities held, but only if on such day the Fund receives a request to purchase or redeem shares. Net asset value per share is not calculated on days the New York Stock Exchange is closed, such as federal holidays, including New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

      The net asset value per share of the Fund is calculated by dividing the value of all securities held by the Fund and its other assets (including dividends and interest accrued but not collected), less the Fund's liabilities (including accrued expenses), by the number of outstanding shares of the Fund. Securities traded on national securities exchanges, the NASDAQ National Market System, the NASDAQ Small Cap market and foreign markets are valued at their last sale prices on the exchanges or markets where such securities are primarily traded. Securities traded in the over-the-counter markets for which last sale prices are not available, and listed securities for which no sales were reported on a particular date, are valued at their highest closing bid prices (or, for debt securities, yield equivalents thereof) obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities or other assets will be valued at their fair value as determined in good faith by the Fund's board of directors or pursuant to procedures adopted by the board of directors. The above procedures may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional-size trading units of debt securities. Prior to a pricing service, the Fund's board of directors reviews the methods used by such service to assure itself that securities will be valued at their fair values. The Fund's board of directors also periodically monitors the methods used by such pricing services. Debt securities with remaining maturities of 60 days or less at the time of purchase normally are valued at amortized cost.

     The values of securities held by the Fund and other assets used in computing net asset value generally are determined as of the time regular trading in such securities or assets is completed each day. Since regular trading in most foreign securities markets is completed simultaneously with, or prior to, the close of regular trading on the New York Stock Exchange, closing prices for foreign securities usually are available for purposes of computing the Fund's net asset value. However, in the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Fund's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security.

FUND PERFORMANCE

      As discussed in the section of the Fund's Prospectus entitled "Fund Price and Performance," the Fund advertises its yield and total return performance. In calculating yield quotations for the Fund, interest earned is determined by computing yield to maturity (or yield to call, if applicable) of each obligation held by the Fund, based upon the market value of each obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to an obligation purchased during the month, the purchase price plus accrued interest. The resultant yield to maturity is divided by 360 and multiplied by the market value of the obligation (including actual accrued interest), and the result is multiplied by the number of days in the subsequent month that the obligation is in the Fund (assuming that each month has 30 days). Dividends received held by the Fund are recognized, for purposes of yield calculations, on a daily accrual basis. The Fund's yield for the 30 days ended June 30, 1996, was 3.19%.

      Average annual total return performance for the one-, five- and ten-year periods ended June 30, 1996, was 16.54%, 13.33% and 13.09%, respectively. Average annual total return performance for each of the periods indicated was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                               P(1 + T)n = ERV

where:      P = initial payment of $1000
            T = average annual total return
            n = number of years
            ERV = ending redeemable value of initial payment

      The average annual total return performance figures shown above were determined by solving the above formula for "T" for each time period.

      In conjunction with performance reports, comparative data between the Fund's performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

      In conjunction with performance reports and/or analyses of shareholder service for the Fund, comparative data between the Fund's performance for a given period and recognized indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, Standard & Poor's, Lipper Analytical Services, Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service made by independent sources may be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Fund. These sources utilize information compiled (i) internally; (ii) by Lipper Analytical Services, Inc.; or (iii) by other recognized analytical services. The Lipper Analytical Services, Inc. mutual fund rankings and comparisons which may be used by the Fund in performance reports will be drawn from the "Equity Income Funds" mutual fund grouping, in addition to the broad-based Lipper general fund groupings. Sources for Fund performance information and articles about the Fund include, but are not limited to, the following:

      American Association of Individual Investors' Journal
      Banxquote
      Barron's
      Business Week
      CDA Investment Technologies
      CNBC
      CNN
      Consumer Digest
      Financial Times
      Financial World
      Forbes
      Fortune
      Ibbotson Associates, Inc.
      Institutional Investor
      Investment Company Data, Inc.
      Investor's Business Daily
      Kiplinger's Personal Finance
      Lipper Analytical Services, Inc.'s Mutual Fund Performance
       Analysis
      Money
      Morningstar
      Mutual Fund Forecaster
      No-Load Analyst
      No-Load Fund X
      Performance Analysis
      Personal Investor
      Smart Money
      The New York Times
      The No-Load Fund Investor
      U.S. News and World Report
      United Mutual Fund Selector
      USA Today
      Wall Street Journal
      Wiesenberger Investment Companies Services
      Working Woman
      Worth

SERVICES PROVIDED BY THE FUND

      Periodic Withdrawal Plan. As described in the section of the Fund's Prospectus entitled "How to Sell Shares," the Fund offers a Periodic Withdrawal Plan. All dividends and distributions on shares owned by shareholders participating in this Plan are reinvested in additional shares. Since withdrawal payments represent the proceeds from sales of shares, the amount of shareholders' investments in the Fund will be reduced to the extent that withdrawal payments exceed dividends and other distributions paid and reinvested. Any gain or loss on such redemptions must be reported for tax purposes. In each case, shares will be redeemed at the close of business on or about the 20th day of each month preceding payment, and payments will be mailed within five business days thereafter.

      The Periodic Withdrawal Plan involves the use of principal and is not a guaranteed annuity. Payments under such Plan do not represent income or a return on investment.

      A Periodic Withdrawal Plan may be terminated at any time by sending a written request to INVESCO. Upon termination, all future dividends and capital gain distributions will be reinvested in additional shares unless a shareholder requests otherwise.

     Exchange Privilege. As discussed in the section of the Prospectus entitled "How to Buy Shares--Exchange Privilege," the Fund offers shareholders the privilege of exchanging shares of the Fund for shares of certain other mutual funds advised by INVESCO. Exchange requests may be made either by telephone or by written request to INVESCO Funds Group, Inc. using the telephone number or address on the cover of this Statement of Additional Information. Exchanges made by telephone must be in an amount of at least $250, if the exchange is being made into an existing account of one of the INVESCO funds. All exchanges that establish a new account must meet the fund's applicable minimum initial investment requirements. Written exchange requests into an existing account have no minimum requirements other than the fund's applicable minimum subsequent investment requirements. Any gain or loss realized on an exchange is recognized for federal income tax purposes. This privilege is not an option or right to purchase securities, but is a revocable privilege permitted under the present policies of each of the funds and is not available in any state or other jurisdiction where the shares of the mutual fund into which transfer is to be made are not qualified for sale, or when the net asset value of the shares presented for exchange is less than the minimum dollar purchase required by the appropriate prospectus.

TAX-DEFERRED RETIREMENT PLANS

      As described in the section of the Prospectus entitled "Fund Services," shares of the Fund may be purchased as the investment medium for various tax-deferred retirement plans. Persons who request information regarding these plans from INVESCO will be provided with prototype documents and other supporting information regarding the type of plan requested. Each of these plans involves a long-term commitment of assets and is subject to possible regulatory penalties for excess contributions, premature distributions or for insufficient distributions after age 70-1/2. The legal and tax implications may vary according to the circumstances of the individual investor. Therefore, the investor is urged to consult with an attorney or tax adviser prior to the establishment of such a plan.

HOW TO REDEEM SHARES

      Normally, payments for shares redeemed will be mailed within seven (7) days following receipt of the required documents as described in the section of the Prospectus entitled "How to Sell Shares." The right of redemption may be suspended and payment postponed when: (a) the New York Stock Exchange is closed for other than customary weekends and holidays; (b) trading on that exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) the SEC by order so permits.

      It  is  possible  that  in  the  future   conditions   may  exist  which
would,   in  the   opinion  of  the  Fund's   investment   adviser,   make  it
undesirable   for  the  Fund  to  pay  for   redeemed   shares  in  cash.   In
such cases, the investment adviser may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund is obligated under the 1940 Act to redeem for cash all shares of the Fund presented for redemption by any one shareholder having a value up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are selected entirely by the investment adviser based on what is in the best interests of the Fund and its shareholders, and are valued at the value assigned to them in computing the Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of the securities.

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

      The Fund intends to continue to conduct its business and satisfy the applicable diversification of assets and source of income requirements to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund so qualified in the fiscal year ended June 30, 1996 and intends to continue to qualify during its current fiscal year. As a result, it is anticipated that the Fund will pay no federal income or excise taxes and will be accorded conduit or "pass through" treatment for federal income tax purposes.

      Dividends paid by the Fund from net investment income as well as distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. After the end of each calendar year, the Fund sends shareholders information regarding the amount and character of dividends paid in the year, including the dividends eligible for the dividends-received deduction for corporations. Such amounts will be limited to the aggregate amount of qualifying dividends which the Fund derives from its portfolio investments.

      Distributions by the Fund of net capital gains (the excess of long-term capital gain over net short-term capital loss) are, for federal income tax purposes, taxable to the shareholder as long-term capital gains regardless of how long a shareholder has held shares of the Fund. Such distributions are identified as such and are not eligible for the dividends-received deduction.

      All dividends and other distributions are regarded as taxable to the investor, whether or not such dividends and distributions are reinvested in additional shares. If the net asset value of Fund shares should be reduced below a shareholder's cost as a result of a distribution, such distribution would be taxable to the shareholder although a portion would be, in effect, a return of invested capital. The net asset value of shares of the Fund reflects accrued net investment income and undistributed realized capital gains; therefore, when a distribution is made, the net asset value is reduced by the amount of the distribution. If shares are purchased shortly before a distribution, the full price for the shares will be paid and some portion of the price may then be returned to the shareholder as a taxable dividend or capital gain. However, the net asset value per share will be reduced by the amount of the distribution, which would reduce any gain (or increase any loss) for tax purposes on any subsequent redemption of shares.

      INVESCO may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them prepare their tax returns. This information is intended as a convenience to shareholders, and will not be reported to the Internal Revenue Service (the "IRS"). The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The cost basis information provided by INVESCO will be computed using the single-category average cost method, although neither INVESCO nor the Fund recommends any particular method of determining cost basis. Other methods may result in different tax consequences. If a shareholder has reported gains or losses for a Fund in past years, the shareholder must continue to use the method previously used, unless the shareholder applies to the IRS for permission to change methods.

      If the Fund's shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

      The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

      Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. The Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

      The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

      Shareholders should consult their own tax advisers regarding specific questions as to federal, state and local taxes. Dividends and capital gain distributions will generally be subject to applicable state and local taxes. Qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended for income tax purposes does not entail government supervision of management or investment policies.

INVESTMENT PRACTICES

      Portfolio Turnover. There are no fixed limitations regarding the Fund's portfolio turnover. Since the Fund started business, the rate of portfolio turnover has fluctuated under constantly changing economic conditions and market circumstances. Portfolio turnover rates for the fiscal years ended June 30, 1996, 1995 and 1994 were 63%, 54% and 56%, respectively. Securities initially satisfying the basic policies and objectives of the Fund may be disposed of when they are no longer suitable. Brokerage costs to the Fund are commensurate with the rate of portfolio activity. In computing the portfolio turnover rate, all investments with maturities or expiration dates at the time of acquisition of one year or less were excluded. Subject to this exclusion, the turnover rate is calculated by dividing (A) the lesser of purchases or sales of portfolio securities for the fiscal year by (B) the monthly average of the value of portfolio securities owned by the Fund during the fiscal year.

     Placement of Portfolio Brokerage. Either INVESCO, as the Fund's investment adviser, or INVESCO Trust, as the Fund's sub-adviser, places orders for the purchase and sale of securities with brokers and dealers based upon INVESCO's or INVESCO Trust's evaluation of their financial responsibility subject to their ability to effect transactions at the best available prices. INVESCO or INVESCO Trust evaluates the overall reasonableness of brokerage commissions paid by reviewing the quality of executions obtained on the Fund's portfolio transactions, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. In seeking to ensure that the commissions charged the Fund are consistent with prevailing and reasonable commissions or discounts, INVESCO or INVESCO Trust also endeavor to monitor brokerage industry practices with regard to the commissions or discounts charged by brokers and dealers on transactions effected for other comparable institutional investors. While INVESCO or INVESCO Trust seek reasonably competitive rates, the Fund does not necessarily pay the lowest commission, spread, or discount available.

      Consistent with the standard of seeking to obtain the best execution on portfolio transactions, INVESCO or INVESCO Trust may select brokers that provide research services to effect such transactions. Research services consist of statistical and analytical reports relating to issuers, industries, securities and economic factors and trends, which may be of assistance or value to INVESCO or INVESCO Trust in making informed investment decisions. Research services prepared and furnished by brokers through which the Fund effects securities transactions may be used by INVESCO or INVESCO Trust in servicing all of its accounts and not all such services may be used by INVESCO or INVESCO Trust in connection with the Fund.

      In recognition of the value of the above-described brokerage and research services provided by certain brokers, INVESCO or INVESCO Trust, consistent with the standard of seeking to obtain the best execution on portfolio transactions, may place orders with such brokers for the execution of Fund transactions on which the commissions or discounts are in excess of those which other brokers might have charged for effecting the same transactions.

      Portfolio transactions may be effected through qualified broker/dealers who recommend the Fund to their clients, or who act as agent in the purchase of the Fund's shares for their clients. When a number of brokers and dealers can provide comparable best price and execution on a particular transaction, the Fund's adviser or sub-adviser may consider the sale of Fund shares by a broker or dealer in selecting among qualified broker/dealers.

      Certain financial institutions (including brokers who may sell shares of the Fund, or affiliates of such brokers) are paid a fee (the "Services Fee") for recordkeeping, shareholder communications and other services provided by the brokers to investors purchasing shares of the Funds through no transaction fee programs ("NTF Programs") offered by the financial institution or its affiliated broker (an "NTF Program Sponsor"). The Services Fee is based on the average daily value of the investments in each Fund made in the name of such NTF Program Sponsor and held in omnibus accounts maintained on behalf of investors participating in the NTF Program. With respect to certain NTF Programs, the directors of the Fund have authorized the Fund to apply dollars generated from the Fund's Plan and Agreement of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") to pay the entire Services Fee, subject to the maximum Rule 12b-1 fee permitted by the Plan. With respect to other NTF Programs, the Fund's directors have authorized the Fund to pay transfer agency fees to INVESCO based on the number of investors who have beneficial interests in the NTF Program Sponsor's omnibus accounts in the Fund. INVESCO, in turn, pays these transfer agency fees to the NTF Program Sponsor as a sub- transfer agency or recordkeeping fee in payment of all or a portion of the Service Fee. In the event that the sub-transfer agency or recordkeeping fee is insufficient to pay all of the Services Fee with respect to these NTF Programs, the directors of the Fund have authorized the Fund to apply dollars generated from the Plan to pay the remainder of the Services Fee, subject to the maximum Rule 12b- 1 fee permitted by the Plan. INVESCO itself pays the portion of the Fund's Services Fee, if any, that exceeds the sum of the sub- transfer agency or recordkeeping
fee and Rule 12b-1  fee.  The   Fund's   directors   have  further   authorized
INVESCO  to  place  a  portion  of  the  Fund's   brokerage  transactions  with
certain  NTF  Program  Sponsors  or  their  affiliated   brokers,   if  INVESCO
reasonably   believes   that,   in  effecting   the Fund's   transactions   in
portfolio securities, the broker is able to provide the best execution of orders at the most favorable prices. A portion of the commissions earned by such a broker from executing portfolio transactions on behalf of the Fund may be credited by the NTF Program Sponsor against its Services Fee. Such credit shall be applied first against any sub-transfer agency or recordkeeping fee payable with respect to the Fund, and second against any Rule 12b-1 fees used to pay a portion of the Services Fee, on a basis which has resulted from negotiations between INVESCO and the NTF Program Sponsor.* Thus, the Fund pays sub-transfer agency or recordkeeping fees to the NTF Program Sponsor in payment of the Services Fee only to the extent that such fees are not offset by the Fund's credits. In the event that the transfer agency fee paid by the Fund to INVESCO with respect to investors who have beneficial interests in a particular NTF Program Sponsor's omnibus accounts in the Fund exceeds the Services Fee applicable to the Fund, after application of credits, INVESCO may carry forward the excess and apply it to future Services Fees payable to that NTF Program Sponsor with respect to the Fund. The amount of excess transfer agency fees carried forward will be reviewed for possible adjustment by INVESCO prior to each fiscal year-end of the Fund. The Fund's board of directors has also authorized the Fund to pay to INVESCO the full Rule 12b-1 fees contemplated by the Plan in reimbursement of expenses incurred by INVESCO in engaging in the activities and providing the services on behalf of the Fund contemplated by the Plan, subject to the maximum Rule 12b-1 fee permitted by the Plan, notwithstanding that credits have been applied to reduce the portion of the 12b-1 fee that would have been used to reimburse INVESCO for payments to such NTF Program Sponsor absent such credits.

      The aggregate dollar amounts of brokerage commissions paid by the Fund for the fiscal years ended June 30, 1996, 1995 and 1994 were $4,668,404, $5,098,664 and $8,141,611, respectively. For the fiscal year ended June 30, 1996, brokers providing research services received $2,335,990 in commissions on portfolio transactions effected for the Fund. The aggregate dollar amount of such portfolio transactions was $1,851,476,986. As a result of selling shares of the Fund, brokers received $6,500 in commissions on portfolio transactions effected for the Fund during the fiscal year ended June 30, 1996.

      At June 30, 1996, the Fund held securities of its regular brokers or dealers, or their parents, as follows:

                              Value of Securities
Broker or Dealer                                          at 6/30/96

Ford Motor Company                                           $25,900,000
General Electric Company                                     $69,200,000
American Express Company                                     $22,312,500
Donaldson, Lufkin & Jenrette, Inc.                            $5,647,236
American Express Credit Corporation                          $39,372,000
Chevron Oil Finance Company                                  $57,526,000
Ford Motor Credit Company                                    $14,937,000
General Motors Acceptance Corporation                        $28,652,000

      Neither INVESCO nor INVESCO Trust receive any brokerage commissions on portfolio transactions effected on behalf of the Fund, and there is no affiliation between INVESCO, INVESCO Trust, or any person affiliated with INVESCO, INVESCO Trust, or the Fund and any broker or dealer that executes transactions for the Fund.

ADDITIONAL INFORMATION

      Common Stock. The Fund has one billion authorized shares of common stock with a par value of $1.00 per share. As of June 30, 1996, 315,632,152 of the Fund's shares of common stock were outstanding. All shares are of one class with equal rights as to voting, dividends and liquidation. All shares issued and outstanding are, and all shares offered hereby, when issued, will be, fully paid and nonassessable.

      Shares have no preemptive rights and are freely transferable on the books of the Fund. Fund shares have noncumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the board of directors. After they have been elected by shareholders, the directors will continue to serve until their successors are elected and have qualified or they are removed from office, in either case by a shareholder vote, or until death, resignation, or retirement. Directors may appoint their own successors, provided that always at least a majority of the directors have been elected by the Fund's shareholders. It is the intention of the Fund not to hold annual meetings of shareholders. The directors may call annual or special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act of 1940 or the Fund's Articles of Incorporation, or at their discretion.

     Principal Shareholders. As of August 1, 1996, the following entities held more than 5% of the Fund's outstanding equity securities.

                                 Amount and Nature   Class and Percent
Name and Address                    of Ownership         of Class

Charles Schwab & Co., Inc.          42,634,652.669          13.8%
Special Custody Acct. for           Record
  the Exclusive Benefit
  of Customers
101 Montgomery St.
San Francisco, CA  94104

     Independent Accountants. Price Waterhouse LLP, 950 Seventeenth Street, Denver, Colorado, has been selected as the independent accountants of the Fund. The independent accountants are responsible for auditing the financial statements of the Fund.

     Custodian. State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, has been designated as custodian of the cash and investment securities of the Fund. The bank is also responsible for, among other things, receipt and delivery of the Fund's investment securities in accordance with procedures and conditions specified in the custody agreement.

     Transfer Agent. The Fund is provided with transfer agent services by INVESCO Funds Group, Inc., 7800 E. Union Avenue, Denver, Colorado 80237, pursuant to the Transfer Agency Agreement described in "The Fund and Its Management." Such services include the issuance, cancellation and transfer of shares of the Fund, and the maintenance of records regarding the ownership of such shares.

     Reports to Shareholders. The Fund's fiscal year ends on June 30. The Fund distributes reports at least semiannually to its shareholders. Financial statements regarding the Fund, audited by the independent accountants, are sent to shareholders annually.

     Legal Counsel. The firm of Kirkpatrick & Lockhart LLP, Washington, D.C., is legal counsel for the Fund. The firm of Moye, Giles, O'Keefe, Vermeire & Gorrell, Denver, Colorado, acts as special counsel to the Fund.

      Financial Statements. The following audited financial statements of the Fund and the notes thereto for the fiscal year ended June 30, 1996 and the report of Price Waterhouse LLP with respect to such financial statements, are incorporated herein by reference from the Fund's Annual Report to Shareholders for the fiscal year ended June 30, 1996: Statement of Investment Securities as of June 30, 1996; Statement of Assets and Liabilities as of June 30, 1996; Statement of Operations for the year ended June 30, 1996; Statement of Changes in Net Assets for each of the two years in the period ended June 30, 1996; and Financial Highlights for each of the five years ended June 30, 1996.

      Prospectus.   The  Fund  will  furnish,   without  charge,   a  copy  of
the   Prospectus   upon  request.   Such  requests   should  be  made  to  the
Fund at the mailing address or telephone number set forth on the first page of this Statement of Additional Information.

      Registration Statement. This Statement of Additional Information and the related Prospectus do not contain all of the
information   set   forth  in  the   Registration   Statement   the  Fund  has
filed   with  the   SEC.   The   complete   Registration   Statement   may  be
obtained from the SEC upon payment of the fee prescribed by the rules and regulations of the SEC.

APPENDIX A

BOND RATINGS

      The following is a description of Standard & Poor's and Moody's Investors Service, Inc. ("Moody's") bond rating categories:

Moody's Investors Service, Inc. Corporate Bond Ratings

      Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

      A - Bonds rated A possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

      Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Standard & Poor's Corporate Bond Ratings

      AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

      AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

      A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB - Bonds rated BBB are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

      BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

      B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

      CCC - Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.